UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7899
                                   811-7885

Name of Fund: Merrill Lynch International Index Fund
              Master International Index Series

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        International Index Fund and Master International Index Series, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        International
                                        Index Fund
                                        Merrill Lynch Index Funds, Inc.

Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch International Index Fund

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch International Index Fund during the fiscal year ended December 31, 2003:

================================================================================
Record Date/                         July 16, 2003/          December 17, 2003/
Payable Date                         July 22, 2003           December 23, 2003
================================================================================
Qualified Dividend
Income for Individuals                     --                      71.74%*
--------------------------------------------------------------------------------
Foreign Source Income                   78.82%                     60.25%*
--------------------------------------------------------------------------------
Foreign Taxes Paid Per Share               --                  $0.006740
--------------------------------------------------------------------------------

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


2       MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with global economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Notwithstanding the impressive results, several foreign stock markets eclipsed the U.S. market returns in dollar terms. Overall, the Morgan Stanley Capital International
(MSCI) World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +33.11% over the past 12 months. Several emerging markets also fared particularly well, with Thailand's equity market up 139% and Brazil's up 131% for the year, as measured by MSCI.

As we begin a new year, it is heartening to note that a global economic expansion appears to be underway. In 2003, the U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated a more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003 - 2004. Encouragingly, Japan, the world's second-largest economy, finally appeared to be emerging from a long period of deflation. Elsewhere, Latin America benefited from a combination of declining global risk and relative political stability. It has been a long road for equity investors, but coming into 2004, the events and efforts of 2003 leave us with stronger economies around the world.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to meet its objective of closely replicating the returns of the MSCI EAFE Index during the year, as global equity markets in general enjoyed a dramatic rebound.

How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2003, Merrill Lynch International Index Fund's Class A and Class I Shares had total returns of +38.10% and +38.39%, respectively. For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +38.59%. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

As the returns indicate, the Fund met its objective of closely tracking the performance of its benchmark, the MSCI EAFE Index. The Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. As stock markets around the globe rallied during this particular 12-month period, the MSCI EAFE Index and the Fund benefited in kind.

Over the course of the year, as changes were made to the composition of the Index, we purchased and sold securities to maintain our objective of replicating the risks and return of the benchmark.

As an index fund, the portfolio mirrors the composition of the MSCI EAFE Index, a common measure of international stock market performance. What developments affected worldwide equity markets during the period?

In the United States, 2003 marked the end of the longest and deepest equity bear market since the Great Depression. Punctuated by better-than-expected corporate earnings due to dramatic productivity increases and modest revenue growth, the equity market recorded returns greater than most had anticipated. Despite an initial setback related to the start of war in Iraq, the U.S. stock market quickly gained steam and never had more than a 5% pullback through December 31, 2003. As is common after a major bear market, the best performers during the upturn were low-quality, high-beta and small-capitalization issues as well as those with earnings losses and low prices.

European markets also moved upward over the year, though not as dramatically as U.S. stock markets. The Dow Jones STOXX 50 Index, which measures the performance of 50 of the largest blue chip stocks in Europe, closed at 2,660.37, representing an increase of 252.86 points or 10.50% in euros. The Financial Times Stock Exchange 100 Index, an index containing the 100 largest companies by market capitalization on the London Stock Exchange, ended the year at 4,476.90, up 536.50 points or 13.62% in sterling. The euro appreciated dramatically over the year, rising 20.20% relative to the U.S. dollar. Global markets enjoyed significant positive returns for the year, with the MSCI World Index closing at 1,036.32, up 244.11 points or 30.81% in U.S. dollar terms.


4       MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

All ten sectors in the benchmark MSCI EAFE Index recorded positive price returns for the year (in U.S. dollar terms). The top performer was industrials, which was up 48.65%, followed by information technology (+48.61%) and materials (+48.39%). Even the worst-performing sectors in the Index posted positive double-digit returns for the year. They were consumer staples (+22.75%), energy (+26.34%) and health care (+28.13%).

In terms of country performance, all 21 MSCI EAFE countries had positive returns for the year (in U.S. dollar terms). The top performer was Greece, up 69.52%, followed by Sweden (+64.53%) and Germany (+63.80%). Countries with the lowest returns for the one-year period were Finland (+19.39%), the Netherlands (+28.09%) and the United Kingdom (+32.06%).

How would you characterize market conditions at the close of the period?

Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations spurred the equity bull market that we witnessed during the past fiscal year. As we ended the period, the momentum from falling interest rates and excess liquidity was beginning to pass. Higher confidence regarding the sustainability of economic growth, along with waning deflation fears and a declining dollar, are likely to cause interest rates to rise in the United States.

At the same time, economic growth, which long had been carried by the U.S. consumer, was broadening to the rest of the U.S. economy and the world. Capital spending has decisively turned from modest to more robust, job growth has begun and export markets are awakening. We believe corporate earnings growth is key for the equity bull market to continue.

Richard Vella
Vice President and Senior Portfolio Manager

January 8, 2004


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25%.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator and the Series' Investment Adviser waived a portion of their administrative fee and all of their management fee, respectively. In addition, the Investment Adviser reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                        6-Month         12-Month    Since Inception
As of December 31, 2003                              Total Return    Total Return    Total Return
===================================================================================================
ML International Index Fund Class A Shares*             +26.13%         +38.10%         +30.07%
---------------------------------------------------------------------------------------------------
ML International Index Fund Class I Shares*             +26.27          +38.39          +32.17
---------------------------------------------------------------------------------------------------
MSCI EAFE Index--Cap Weighted**                         +26.59          +38.59          +23.09
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/09/97. On 12/14/01, the Fund changed its benchmark index from the MSCI EAFE Index--GDP Weighted to the MSCI EAFE Index--Cap Weighted. Accordingly, the Fund's since inception total returns reflect investment performance prior to 12/14/01 when the Fund's benchmark was the MSCI EAFE Index--GDP Weighted.
** This unmanaged capitalization-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and that are selected from among the larger-capitalization companies in such markets. Since inception total return is from 4/30/97.


6       MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the MSCI EAFE (Cap Weighted) Index. Values are from April 30, 1997 to December 2003.

                             4/03/97**   12/97       12/98        12/99       12/00       12/01        12/02      12/03
ML International Index
Fund+--Class A Shares*       $10,000     $10,822     $13,571      $17,771     $14,573     $11,241      $9,418     $13,007

ML International Index
Fund+--Class I Shares*       $10,000     $10,845     $13,627      $17,891     $14,706     $11,378      $9,551     $13,217

                             4/30/97**   12/97       12/98        12/99       12/00       12/01        12/02      12/03
MSCI EAFE
(Cap Weighted) Index++       $10,000     $10,285     $12,342      $15,670     $13,450     $10,566      $8,882     $12,309

* Assuming transaction costs and other operating expenses, including administrative fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master International (Capitalization Weighted) Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of the equity securities included in the Europe, Australasia and Far East Index and other types of financial instruments.
++ This unmanaged capitalization weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. The starting date for the Index in the graph is from 4/30/97.

      Past performance is not predictive of future results.

Average Annual Total Return

Class A Shares                                                         % Return
================================================================================
One Year Ended 12/31/03                                                 +38.10%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                                               - 0.85
--------------------------------------------------------------------------------
Inception (4/09/97) through 12/31/03                                    + 3.98
--------------------------------------------------------------------------------

Class I Shares                                                         % Return
================================================================================
One Year Ended 12/31/03                                                 +38.39%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                                               - 0.61
--------------------------------------------------------------------------------
Inception (4/09/97) through 12/31/03                                    + 4.23
--------------------------------------------------------------------------------


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003      7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of December 31, 2003
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
                   Investment in Master International Index Series, at value
                     (identified cost--$108,723,574) ..................................                      $ 131,302,626
                   Prepaid registration fees ..........................................                             11,286
                                                                                                             -------------
                   Total assets .......................................................                        131,313,912
                                                                                                             -------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor .....................................................    $      22,163
                      Administrator ...................................................            6,021            28,184
                                                                                           -------------
                   Accrued expenses and other liabilities .............................                             67,376
                                                                                                             -------------
                   Total liabilities ..................................................                             95,560
                                                                                                             -------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Net assets .........................................................                      $ 131,218,352
                                                                                                             =============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.0001 par value,
                     125,000,000 shares authorized ....................................                      $       1,085
                   Class I Shares of Common Stock, $.0001 par value,
                     125,000,000 shares authorized ....................................                                287
                   Paid-in capital in excess of par ...................................                        117,902,451
                   Undistributed investment income--net ...............................    $     333,035
                   Accumulated realized capital losses on investments and foreign
                     currency transactions allocated from the Series--net .............       (9,597,558)
                   Unrealized appreciation on investments and foreign currency
                     transactions allocated from the Series--net ......................       22,579,052
                                                                                           -------------
                   Total accumulated earnings--net ....................................                         13,314,529
                                                                                                             -------------
                   Net Assets .........................................................                      $ 131,218,352
                                                                                                             =============
==========================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $103,724,796 and
                     10,853,622 shares outstanding ....................................                      $        9.56
                                                                                                             =============
                   Class I--Based on net assets of $27,493,556 and
                     2,866,203 shares outstanding .....................................                      $        9.59
                                                                                                             =============

      See Notes to Financial Statements.


8       MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Statement of Operations

For the Year Ended December 31, 2003
==========================================================================================================================
Investment Income Allocated from the Series--Net
--------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Portfolio:
                      Dividends (net of $260,146 foreign withholding tax) .............                      $   2,319,688
                      Interest ........................................................                             48,501
                      Securities lending--net .........................................                             42,253
                      Expenses (net of $8,793 waiver of expenses) .....................                            (97,416)
                                                                                                             -------------
                   Net investment income allocated from the Series ....................                          2,313,026
                                                                                                             -------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                   Administration fees ................................................    $     332,349
                   Account maintenance fees--Class A ..................................          189,611
                   Printing and shareholder reports ...................................           58,146
                   Transfer agent fees ................................................           52,805
                   Registration fees ..................................................           42,355
                   Professional fees ..................................................           18,828
                   Directors' fees and expenses .......................................            1,617
                   Other ..............................................................            7,903
                                                                                           -------------
                   Total expenses before waiver of expenses ...........................          703,614
                   Waiver of expenses .................................................           (7,761)
                                                                                           -------------
                   Total expenses after waiver of expenses ............................                            695,853
                                                                                                             -------------
                   Investment income--net .............................................                          1,617,173
                                                                                                             -------------
==========================================================================================================================
Realized & Unrealized Gain Allocated from the Series--Net
--------------------------------------------------------------------------------------------------------------------------
                   Realized gain allocated from the Series on:
                      Investments--net ................................................           74,574
                      Foreign currency transactions--net ..............................        1,099,585         1,174,159
                                                                                           -------------
                   Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions allocated from the Series--net .....                         31,536,922
                                                                                                             -------------
                   Total realized and unrealized gain allocated from the Series--net ..                         32,711,081
                                                                                                             -------------
                   Net Increase in Net Assets Resulting from Operations ...............                      $  34,328,254
                                                                                                             =============

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003      9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                     December 31,
                                                                                           -------------------------------
Increase (Decrease) in Net Assets:                                                              2003              2002
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .............................................    $   1,617,173     $   1,243,593
                   Realized gain (loss) on investments and foreign currency
                     transactions allocated from the Series--net ......................        1,174,159        (5,216,018)
                   Change in unrealized appreciation/depreciation on
                     investments and foreign currency transactions allocated
                     from the Series--net .............................................       31,536,922       (10,906,818)
                                                                                           -------------------------------
                   Net increase (decrease) in net assets resulting from
                     operations .......................................................       34,328,254       (14,879,243)
                                                                                           -------------------------------
==========================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A .........................................................       (1,886,754)       (1,068,837)
                      Class I .........................................................         (584,445)         (397,947)
                   Realized gain on investments from the Series--net:
                      Class A .........................................................               --           (64,318)
                      Class I .........................................................               --           (28,225)
                                                                                           -------------------------------
                   Net decrease in net assets resulting from dividends and
                     distributions to shareholders ....................................       (2,471,199)       (1,559,327)
                                                                                           -------------------------------
==========================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital share
                     transactions .....................................................       17,281,079        19,315,936
                                                                                           ===============================
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .......................................       49,138,134         2,877,366
                   Beginning of year ..................................................       82,080,218        79,202,852
                                                                                           -------------------------------
                   End of year* .......................................................    $ 131,218,352     $  82,080,218
                                                                                           ===============================
                      * Undistributed investment income--net ..........................    $     333,035     $      87,476
                                                                                           ===============================

      See Notes to Financial Statements.


10      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Financial Highlights

                                                                                          Class A++
The following per share data and ratios have been derived    -----------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended December 31,
                                                             -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2003           2002          2001          2000          1999
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...    $   7.06       $   8.62      $  11.33      $  15.13      $  12.05
                                                             -----------------------------------------------------------------
                   Investment income--net@ ..............         .12            .11           .08           .09           .08
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions allocated from the
                     Series--net ........................        2.56          (1.53)        (2.64)        (2.80)         3.61
                                                             -----------------------------------------------------------------
                   Total from investment operations .....        2.68          (1.42)        (2.56)        (2.71)         3.69
                                                             -----------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.18)          (.13)         (.08)         (.02)         (.07)
                      Realized gain on investments from
                        the Series--net .................          --           (.01)         (.07)         (.53)         (.54)
                      In excess of realized gain on
                        investments from the Series--net           --             --            --          (.54)           --
                                                             -----------------------------------------------------------------
                   Total dividends and distributions ....        (.18)          (.14)         (.15)        (1.09)         (.61)
                                                             -----------------------------------------------------------------
                   Net asset value, end of year .........    $   9.56       $   7.06      $   8.62      $  11.33      $  15.13
                                                             =================================================================
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...       38.10%        (16.21%)      (22.60%)      (18.00%)       30.95%
                                                             =================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver of expenses+ .         .87%           .84%          .89%          .89%          .89%
                                                             =================================================================
                   Expenses+ ............................         .88%           .92%         1.05%          .96%          .95%
                                                             =================================================================
                   Investment income--net ...............        1.59%          1.43%          .82%          .67%          .65%
                                                             =================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)    $103,725       $ 62,310      $ 52,836      $ 46,623      $ 30,480
                                                             =================================================================
                   Portfolio turnover of the Series .....        8.55%         19.52%        30.19%         5.89%          .00%
                                                             =================================================================

+     Includes the Fund's share of the Series' allocated expenses.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                         Class I++
The following per share data and ratios have been derived    -----------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended December 31,
                                                             -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002          2001          2000          1999
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...    $   7.08       $   8.64      $  11.36      $  15.13      $  12.04
                                                             -----------------------------------------------------------------
                   Investment income--net@ ..............         .15            .14           .12           .14           .13
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions allocated from the
                     Series--net ........................        2.56          (1.55)        (2.67)        (2.82)         3.59
                                                             -----------------------------------------------------------------
                   Total from investment operations .....        2.71          (1.41)        (2.55)        (2.68)         3.72
                                                             -----------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.20)          (.14)         (.10)         (.02)         (.09)
                      Realized gain on investments from
                        the Series--net .................          --           (.01)         (.07)         (.53)         (.54)
                      In excess of realized gain on
                        investments from the Series--net           --             --            --          (.54)           --
                                                             -----------------------------------------------------------------
                   Total dividends and distributions ....        (.20)          (.15)         (.17)        (1.09)         (.63)
                                                             -----------------------------------------------------------------
                   Net asset value, end of year .........    $   9.59       $   7.08      $   8.64      $  11.36      $  15.13
                                                             =================================================================
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...       38.39%        (16.06%)      (22.45%)      (17.80%)       31.29%
                                                             =================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver of expenses+ .         .62%           .58%          .64%          .65%          .64%
                                                             =================================================================
                   Expenses+ ............................         .62%           .67%          .81%          .71%          .69%
                                                             =================================================================
                   Investment income--net ...............        1.86%          1.72%         1.18%         1.02%         1.05%
                                                             =================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)    $ 27,494       $ 19,770      $ 26,367      $ 37,387      $104,427
                                                             =================================================================
                   Portfolio turnover of the Series .....        8.55%         19.52%        30.19%         5.89%          .00%
                                                             =================================================================

+     Includes the Fund's share of the Series' allocated expenses.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


12      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch International Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master International Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Series owned by the Fund at December 31, 2003 was 23.7%. The Fund offers two classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,099,585 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .34% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended December 31, 2003, MLIM earned fees of $332,349, of which $7,761 was waived.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees. The fees are accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $17,281,079 and $19,315,936 for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2003+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,975,146        $ 23,547,146
Shares issued to shareholders
  in reinvestment of dividends .........            202,586           1,844,036
                                                -------------------------------
Total issued ...........................          3,177,732          25,391,182
Shares redeemed ........................         (1,149,582)         (8,800,406)
                                                -------------------------------
Net increase ...........................          2,028,150        $ 16,590,776
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2002+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,396,623        $ 34,902,021
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            157,663           1,101,783
                                                -------------------------------
Total issued ...........................          4,554,286          36,003,804
Shares redeemed ........................         (1,861,709)        (14,766,684)
                                                -------------------------------
Net increase ...........................          2,692,577        $ 21,237,120
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2003+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,230,193        $  9,731,216
Shares issued to shareholders
  in reinvestment of dividends .........             58,415             534,392
                                                -------------------------------
Total issued ...........................          1,288,608          10,265,608
Shares redeemed ........................         (1,214,268)         (9,575,305)
                                                -------------------------------
Net increase ...........................             74,340        $    690,303
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2002+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,262,185        $ 10,249,011
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             57,314             402,502
                                                -------------------------------
Total issued ...........................          1,319,499          10,651,513
Shares redeemed ........................         (1,579,132)        (12,572,697)
                                                -------------------------------
Net decrease ...........................           (259,633)       $ (1,921,184)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-------------------------------------------------------------------------------
                                                12/31/2003           12/31/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................       $  2,471,199        $  1,468,777
  Net long-term capital gains ..........                 --              90,550
                                               --------------------------------
Total taxable distributions ............       $  2,471,199        $  1,559,327
                                               ================================

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    827,174
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             827,174
Capital loss carryforward ...............................          (6,853,122)*
Unrealized gains--net ...................................          19,340,477**
                                                                 ------------
Total accumulated earnings--net .........................        $ 13,314,529
                                                                 ============

* On December 31, 2003, the Fund had a net capital loss carryforward of $6,853,122, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax basis adjustments.


14      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch International Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     15

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                        Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Australia             Beverages--0.2%                   53,424    Coca-Cola Amatil Limited                          $   250,772
                                                       187,558    Foster's Brewing Group Limited                        635,920
                                                         8,843    Southcorp Limited                                      17,989
                                                                                                                    ---------------
                                                                                                                        904,681
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.0%               12,578    CSL Limited                                           169,163
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.1%             19,088    Macquarie Bank Limited                                511,419
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.1%                   19,981    Orica Limited                                         210,163
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.4%           138,812    Australia and New Zealand Banking Group Ltd.        1,849,117
                                                        85,936    Commonwealth Bank of Australia                      1,906,843
                                                       105,512    National Australia Bank Limited                     2,380,966
                                                       137,398    Westpac Banking Corporation Limited                 1,655,325
                                                                                                                    ---------------
                                                                                                                      7,792,251
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &             95,823    Brambles Industries Limited                           381,205
                      Supplies--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--0.0%   9,752    Leighton Holdings Ltd.                                 86,776
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.2%      19,286    Boral Limited                                          73,818
                                                        36,728    CSR Limited                                            51,195
                                                        50,663    James Hardie Industries NV                            262,624
                                                        74,568    Rinker Group Limited                                  368,000
                                                                                                                    ---------------
                                                                                                                        755,637
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.1%      76,674    Amcor Limited                                         477,180
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial              1,250    Australian Stock Exchange Limited                      16,086
                      Services--0.1%                    28,223    Suncorp--Metway Limited                               263,469
                                                                                                                    ---------------
                                                                                                                        279,555
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    148,136    Telstra Corporation Limited                           537,975
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.2%    61,835    Coles Myer Limited                                    352,217
                                                        85,069    Woolworths Limited                                    756,324
                                                                                                                    ---------------
                                                                                                                      1,108,541
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.0%               20,590    Australian Gas Light Company Limited                  174,217
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &            8,175    Cochlear Limited                                      132,182
                      Supplies--0.0%                     7,344    Pacific Dunlop Limited                                 35,690
                                                                                                                    ---------------
                                                                                                                        167,872
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &           86,923    Mayne Nickless Limited                                213,504
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             77,973    Aristocrat Leisure Limited                            101,048
                      Leisure--0.1%                     63,104    TAB Limited                                           219,661
                                                        41,236    TABCORP Holdings Limited                              348,908
                                                                                                                    ---------------
                                                                                                                        669,617
                      -------------------------------------------------------------------------------------------------------------
                      IT Services--0.0%                 11,639    Computershare Limited                                  29,027
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.1%    24,616    Wesfarmers Limited                                    491,308
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.2%                  125,623    AMP Limited                                           474,200
                                                        91,298    Insurance Australia Group Limited                     292,351
                                                        50,043    QBE Insurance Group Limited                           399,672
                                                                                                                    ---------------
                                                                                                                      1,166,223
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.2%                       99,578    John Fairfax Holdings Limited                         264,095
                                                        96,116    The News Corporation Limited                          868,299
                                                         6,114    Publishing & Broadcasting Limited                      57,675
                                                                                                                    ---------------
                                                                                                                      1,190,069


16      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Australia             Metals & Mining--0.8%             60,157    Alumina Limited                                   $   297,787
(concluded)                                            271,919    BHP Billiton Limited                                2,497,455
                                                        80,506    BHP Steel Limited                                     339,681
                                                        28,549    Newcrest Mining Limited                               278,558
                                                        23,360    OneSteel Limited                                       35,553
                                                        26,086    Rio Tinto Limited                                     731,147
                                                       107,289    WMC Resources Limited (a)                             455,112
                                                                                                                    ---------------
                                                                                                                      4,635,293
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.1%                   20,509    Origin Energy Limited                                  73,399
                                                        57,885    Santos Limited                                        299,624
                                                        42,915    Woodside Petroleum Limited                            478,548
                                                                                                                    ---------------
                                                                                                                        851,571
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.0%        377    Paperlinx Limited                                       1,415
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.4%                 13,119    Centro Properties Group                                39,340
                                                       186,267    Gandel Retail Trust                                   188,059
                                                       164,540    General Property Trust                                370,678
                                                        31,118    Investa Property Group                                 45,954
                                                        39,556    Lend Lease Corporation Limited                        299,525
                                                        22,601    Macquarie Goodman Industrial Trust                     28,779
                                                        77,774    Mirvac Group                                          253,147
                                                       111,052    Stockland Trust Group                                 436,769
                                                        21,901    Westfield Holdings Limited                            230,523
                                                       118,758    Westfield Trust                                       318,542
                                                         3,441    Westfield Trust (New)                                   9,100
                                                                                                                    ---------------
                                                                                                                      2,220,416
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.0%                 30,522    Toll Holdings Limited                                 189,724
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                   177,670    Macquarie Infrastructure Group                        455,143
                      Infrastructure--0.1%               5,500    Patrick Corporation Limited                            60,626
                                                         3,659    Transurban Group                                       12,296
                                                                                                                    ---------------
                                                                                                                        528,065
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Australia                   25,742,867
===================================================================================================================================
Austria               Building Products--0.1%            5,247    Wienerberger Baustoffindustrie AG                     140,176
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.1%               719    Bank Austria Creditanstalt (a)                         36,730
                                                         3,028    Erste Bank der Oesterreichischen Sparkassen AG        374,184
                                                                                                                    ---------------
                                                                                                                        410,914
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.0%          53    RHI AG (a)                                              1,009
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.0%         911    Mayr--Melnhof Karton AG                               109,508
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication      8,012    Telekom Austria AG (a)                                 99,038
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.0%              47    Oesterreichische Elektrizitaetswirtschafts--AG
                                                                  "Verbund" 'A'                                           5,490
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                      458    VA Technologie AG (a)                                  14,795
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.0%              1,992    Boehler--Uddeholm AG                                  134,525
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.0%                      329    OMV AG                                                 49,001
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.0%                  2,066    Immofinanz Immobilien Anlagen AG (a)                   16,417
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                     1,446    Flughafen Wien AG                                      67,850
                      Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Austria                      1,048,723
                      =============================================================================================================


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     17

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                       Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Belgium               Beverages--0.0%                    7,496    Interbrew                                         $   200,070
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.1%                    3,522    Solvay SA                                             305,420
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.2%            53,179    Dexia                                                 916,277
                                                         4,631    KBC Bancassurance Holding                             216,245
                                                                                                                    ---------------
                                                                                                                      1,132,522
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--0.0%   4,785    Suez Lyonnaise des Eaux SA                                 60
                      -------------------------------------------------------------------------------------------------------------
                      Distributors--0.0%                   222    D'leteren SA                                           45,531
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial             81,269    Fortis                                              1,633,989
                      Services--0.3%                     3,292    Groupe Bruxelles Lambert SA                           185,486
                                                                                                                    ---------------
                                                                                                                      1,819,475
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%           1,917    Electrabel SA                                         602,568
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.0%         1,022    Bekaert NV                                             65,100
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &               520    Barco NV (New Shares)                                  45,585
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.1%     2,214    Colruyt NV                                            213,357
                                                         6,033    Delhaize Group                                        310,325
                                                           950    Delhaize Group (ADR) (b)                               48,488
                                                                                                                    ---------------
                                                                                                                        572,170
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                5,023    Agfa Gevaert NV                                       143,188
                      Products--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Marine--0.0%                         628    Compagnie Maritime Belge SA (CMB)                      50,696
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.1%                 52    Umicore (a)                                                12
                                                         2,965    Union Miniere SA                                      208,126
                                                                                                                    ---------------
                                                                                                                        208,138
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.0%                      628    Exmar NV (a)                                           26,687
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.1%              9,333    UCB SA                                                351,871
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication           457    Mobistar SA (a)                                        25,651
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Belgium                      5,594,732
===================================================================================================================================
Bermuda               Textiles, Apparel &               21,785    Yue Yuen Industrial (Holdings) Limited                 59,909
                      Luxury Goods--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Bermuda                         59,909
===================================================================================================================================
Denmark               Beverages--0.0%                      285    Carlsberg A/S 'B'                                      13,132
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.0%                    2,267    Novozymes A/S 'B'                                      82,759
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.2%            41,200    Danske Bank                                           966,636
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &             10,216    Group 4 Falck A/S                                     209,403
                      Supplies--0.1%                     2,439    ISS A/S                                               120,232
                                                                                                                    ---------------
                                                                                                                        329,635
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--0.0%   1,417    FLS Industries A/S 'B' (a)                             16,323
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication     12,104    TDC A/S                                               436,742
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.0%           820    NKT Holding A/S                                        14,898
                                                         9,621    Vestas Wind Systems A/S                               156,462
                                                                                                                    ---------------
                                                                                                                        171,360
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.0%                  555    A/S Det Ostasiatiske Kompagni                          24,257
                                                         2,482    Danisco A/S                                           110,369
                                                                                                                    ---------------
                                                                                                                        134,626


18      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Denmark               Health Care Equipment &               93    Coloplast A/S 'B'                                 $     7,956
(concluded)           Supplies--0.0%                    25,856    GN Store Nord A/S (a)                                 167,755
                                                         1,530    William Demant A/S (a)                                 51,707
                                                                                                                    ---------------
                                                                                                                        227,418
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.0%             464    Bang & Olufsen Holding A/S 'B'                         19,415
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                      907    Topdanmark A/S (a)                                     48,552
                      -------------------------------------------------------------------------------------------------------------
                      Marine--0.1%                          69    A/S Dampskibsselskabet Svendborg 'B'                  497,938
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.2%              1,278    H. Lundbeck A/S                                        21,216
                                                        21,291    Novo Nordisk A/S 'B'                                  867,416
                                                                                                                    ---------------
                                                                                                                        888,632
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.0%                  3,291    DSV, De Sammensluttede Vognmaend af 13-7-1976 A/S     145,507
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Denmark                      3,978,675
===================================================================================================================================
Finland               Auto Components--0.0%                671    Nokian Renkaat Oyj                                     50,697
                      -------------------------------------------------------------------------------------------------------------
                      Communications                   342,747    Nokia Oyj 'A'                                       5,927,164
                      Equipment--1.1%                    1,270    Nokia Oyj 'A' (ADR) (b)                                21,590
                                                                                                                    ---------------
                                                                                                                      5,948,754
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication      5,791    HPY Holding--HTF Holding Oyj Abp (a)                   77,427
                      Services--0.0%                    36,201    TeliaSonera AB                                        189,041
                                                                                                                    ---------------
                                                                                                                        266,468
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.0%          25,064    Fortum Corporation, the IVO--Neste Group              258,607
                      -------------------------------------------------------------------------------------------------------------
                      IT Services--0.0%                  8,327    Tietoenator Oyj                                       227,921
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                    2,198    Pohjola Group PLC 'D'                                  58,776
                                                        29,012    Sampo Insurance Company Ltd. 'A'                      300,073
                                                                                                                    ---------------
                                                                                                                        358,849
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                1,968    Amer Group Ltd.                                        85,268
                      Products--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.1%                    4,290    Kone Corporation 'B'                                  246,209
                                                         4,366    Metso Oyj                                              53,308
                                                           154    Wartsila Oyj 'B'                                        2,953
                                                                                                                    ---------------
                                                                                                                        302,470
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.0%                447    Outokumpu Oyj                                           6,072
                                                         3,289    Rautaruukki Oyj (a)                                    24,228
                                                                                                                    ---------------
                                                                                                                         30,300
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.3%     50,521    Stora Enso Oyj 'R'                                    680,580
                                                        43,379    UPM--Kymmene Oyj                                      827,308
                                                                                                                    ---------------
                                                                                                                      1,507,888
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Finland                      9,037,222
===================================================================================================================================
France                Aerospace & Defense--0.2%         20,878    European Aeronautic Defence and Space Company         496,405
                                                         8,645    Thomson CSF                                           290,602
                                                                                                                    ---------------
                                                                                                                        787,007
                      -------------------------------------------------------------------------------------------------------------
                      Airlines--0.0%                     1,033    Groupe Air France                                      15,831
                      -------------------------------------------------------------------------------------------------------------
                      Auto Components--0.1%              8,751    Compagnie Generale des Etablissements Michelin 'B'    401,565
                                                         7,245    Valeo SA                                              290,147
                                                                                                                    ---------------
                                                                                                                        691,712
                      -------------------------------------------------------------------------------------------------------------
                      Automobiles--0.3%                 15,373    PSA Peugeot Citroen                                   783,386
                                                        11,657    Renault SA                                            804,285
                                                                                                                    ---------------
                                                                                                                      1,587,671


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
France                Beverages--0.1%                    4,774    Pernod Ricard                                     $   530,812
(continued)           -------------------------------------------------------------------------------------------------------------
                      Building Products--0.2%           24,042    Compagnie de Saint-Gobain                           1,176,928
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.2%                    7,106    Air Liquide                                         1,254,842
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.2%            56,094    BNP Paribas SA                                      3,532,050
                                                        26,773    Credit Agricole SA                                    639,269
                                                        24,167    Societe Generale 'A'                                2,133,814
                                                                                                                    ---------------
                                                                                                                      6,305,133
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &              1,954    Societe BIC SA                                         90,306
                      Supplies--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Communications                    90,146    Alcatel (a)                                         1,160,935
                      Equipment--0.2%                      946    Sagem SA (New Shares)                                 101,383
                                                                                                                    ---------------
                                                                                                                      1,262,318
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--0.1%   6,092    Societe Generale d'Entreprises SA                     504,464
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.2%         298    Imetal SA                                              62,735
                                                        13,032    Lafarge SA (Ordinary)                               1,160,517
                                                                                                                    ---------------
                                                                                                                      1,223,252
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication     75,017    France Telecom SA (a)                               2,144,151
                      Services--0.4%
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.2%        13,495    Alstom (a)                                             21,277
                                                        16,430    Schneider SA                                        1,075,575
                                                                                                                    ---------------
                                                                                                                      1,096,852
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                 1,407    Compagnie Francaise d'Etudes et de Construction
                      Service--0.0%                               (Technip SA)                                          152,271
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.5%    39,066    Carrefour SA                                        2,144,488
                                                         2,737    Casino Guichard--Perrachon SA                         266,174
                                                                                                                    ---------------
                                                                                                                      2,410,662
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.3%                9,323    Groupe Danone                                       1,521,689
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &            7,188    Essilor International SA                              371,730
                      Supplies--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             16,195    Accor SA                                              733,350
                      Leisure--0.2%                      9,880    Sodexho Alliance SA                                   297,970
                                                                                                                    ---------------
                                                                                                                      1,031,320
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.1%          20,538    Thomson Multimedia                                    437,028
                      -------------------------------------------------------------------------------------------------------------
                      IT Services--0.1%                    845    Atos Origin SA (a)                                     54,038
                                                         9,515    Cap Gemini SA (a)                                     422,582
                                                                                                                    ---------------
                                                                                                                        476,620
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.4%                  104,135    Axa                                                 2,229,022
                                                           582    CNP Assurances                                         30,304
                                                                                                                    ---------------
                                                                                                                      2,259,326
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software &               19,771    Wanadoo (a)                                           162,098
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.5%                        9,300    Lagardere SCA                                         536,908
                                                         4,855    Publicis SA                                           157,383
                                                        11,154    Societe Television Francaise 1                        389,433
                                                        54,852    Vivendi Universal SA (a)                            1,333,245
                                                         6,053    Vivendi Universal SA (ADR) (a) (b)                    146,967
                                                                                                                    ---------------
                                                                                                                      2,563,936
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.1%             30,042    Arcelor                                               523,688


20      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
France                Multi-Utilities &                 61,721    Suez SA (a)                                       $ 1,240,179
(concluded)           Unregulated Power--0.3%           21,582    Veolia Environment                                    579,839
                                                                                                                    ---------------
                                                                                                                      1,820,018
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.1%             5,916    Pinault-Printemps-Redoute SA                          571,974
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--1.5%                   43,865    TotalFinaElf SA                                     8,155,516
                                                           939    TotalFinaElf SA 'B'                                   174,582
                                                         4,140    TotalFinaElf SA 'STRIP'                                    52
                                                                                                                    ---------------
                                                                                                                      8,330,150
                      -------------------------------------------------------------------------------------------------------------
                      Personal Products--0.3%           22,889    L'Oreal SA                                          1,876,618
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.9%             49,882    Aventis SA                                          3,296,939
                                                        24,706    Sanofi-Synthelabo SA                                1,860,427
                                                                                                                    ---------------
                                                                                                                      5,157,366
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.1%                    440    Gecina (a)                                             64,712
                                                         2,142    Klepierre                                             128,876
                                                         3,754    Unibail (Union du Credit--Bail Immobilier)            352,055
                                                                                                                    ---------------
                                                                                                                        545,643
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                  40,849    STMicroelectronics NV                               1,107,786
                      Semiconductor Equipment--0.2%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.1%                     6,540    Business Objects SA (a)                               228,091
                                                         3,179    Dassault Systemes SA                                  144,996
                                                                                                                    ---------------
                                                                                                                        373,087
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &                  189    Hermes International                                   36,570
                      Luxury Goods--0.2%                17,690    LVMH (Louis Vuitton Moet Hennessy)                  1,287,477
                                                                                                                    ---------------
                                                                                                                      1,324,047
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                     2,314    Autoroutes du Sud de la France                         77,639
                      Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication        17,461    Bouygues SA                                           610,518
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in France                      52,376,493
===================================================================================================================================
Germany               Air Freight & Logistics--0.1%     24,004    Deutsche Post AG (Registered Shares)                  495,036
                      -------------------------------------------------------------------------------------------------------------
                      Airlines--0.1%                    19,873    Deutsche Lufthansa AG (Registered Shares)             332,135
                      -------------------------------------------------------------------------------------------------------------
                      Auto Components--0.1%             11,586    Continental AG                                        439,443
                      -------------------------------------------------------------------------------------------------------------
                      Automobiles--0.7%                 58,964    DaimlerChrysler AG                                  2,751,848
                                                        17,729    Volkswagen AG                                         987,304
                                                                                                                    ---------------
                                                                                                                      3,739,152
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.0%                4,938    QIAGEN NV (a)                                          60,604
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.5%             35,994    Deutsche Bank AG (Registered Shares)                2,982,849
                                                         3,609    Marschollek, Lautenschlaeger und Partner AG (a)        70,559
                                                                                                                    ---------------
                                                                                                                      3,053,408
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.6%                   38,454    BASF AG                                             2,162,307
                                                        50,053    Bayer AG                                            1,465,980
                                                         4,297    Linde AG                                              231,435
                                                                                                                    ---------------
                                                                                                                      3,859,722
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.2%            29,865    Bayerische Hypo- und Vereinsbank AG (a)               690,872
                                                        36,482    Commerzbank AG                                        715,558
                                                                                                                    ---------------
                                                                                                                      1,406,430
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.0%       1,777    HeidelbergCement AG (a)                                68,789
                                                         1,901    HeidelbergCement AG VVPR (a)                               24
                                                            51    HeidelbergCement AG (Xetra) (a)                         2,156
                                                                                                                    ---------------
                                                                                                                         70,969


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Germany               Diversified Financial              9,680    Deutsche Boerse AG                                $   529,298
(concluded)           Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    178,959    Deutsche Telekom AG (Registered Shares) (a)         3,275,343
                      Services--0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.6%          46,826    E.On AG                                             3,055,971
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &             2,386    Epcos AG (a)                                           53,872
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.1%     8,744    Metro AG                                              385,472
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &            3,542    Fresenius Medical Care AG                             251,978
                      Services--0.1%                     1,654    Gehe AG                                                80,217
                                                                                                                    ---------------
                                                                                                                        332,195
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             13,366    Preussag AG                                           278,683
                      Leisure--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.8%    54,809    Siemens AG                                          4,389,969
                                                           860    Siemens AG (ADR) (b)                                   68,748
                                                                                                                    ---------------
                                                                                                                      4,458,717
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.7%                   19,585    Allianz AG (Registered Shares)                      2,472,331
                                                        11,211    Muenchener Rueckversicherungs-Gesellschaft AG
                                                                  (Registered Shares)                                 1,359,233
                                                                                                                    ---------------
                                                                                                                      3,831,564
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.1%                   10,959    MAN AG                                                332,447
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.1%             25,036    Thyssen Krupp AG                                      494,846
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities &                 34,181    RWE AG                                              1,352,493
                      Unregulated Power--0.2%
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.0%             1,640    Karstadt AG                                            40,545
                      -------------------------------------------------------------------------------------------------------------
                      Personal Products--0.0%            1,419    Beiersdorf AG                                         172,184
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.2%              6,471    Altana AG                                             388,929
                                                         2,378    Merck KGaA                                             99,073
                                                        14,186    Schering AG                                           718,425
                                                                                                                    ---------------
                                                                                                                      1,206,427
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                  38,848    Infineon Technologies AG (a)                          539,990
                      Semiconductor Equipment--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.5%                    14,756    SAP AG (Systeme, Anwendungen, Produkte in
                                                                  der Datenverarbeitung)                              2,478,253
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.0%             1,160    Douglas Holding AG                                     32,248
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &                4,075    Adidas--Salomon AG                                    464,142
                      Luxury Goods--0.1%                 1,610    Puma AG Rudolf Dassler Sport                          284,308
                                                                                                                    ---------------
                                                                                                                        748,450
                      -------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance--0.1%  12,658    Hypo Real Estate Holding AG (a)                       315,971
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Germany                     37,371,868
===================================================================================================================================
Greece                Beverages--0.0%                    9,437    Hellenic Bottling Co.                                 196,882
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.3%            11,114    Alpha Credit Bank                                     335,887
                                                         1,959    Bank of Piraeus                                        23,573
                                                         1,938    Commercial Bank of Greece                              48,597
                                                        19,429    EFG Eurobank Ergasias                                 376,424
                                                        18,240    National Bank of Greece SA                            476,246
                                                                                                                    ---------------
                                                                                                                      1,260,727
                      -------------------------------------------------------------------------------------------------------------
                      Communications                     8,070    Intracom SA                                            54,764
                      Equipment--0.0%


22      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Greece                Construction Materials--0.0%       1,341    Titan Cement Company                              $    54,973
(concluded)           -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication     14,796    Hellenic Telecommunications Organization SA (OTE)     195,961
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%          11,496    Public Power Corporation                              284,210
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &              4,693    Greek Organization of Football Prognostics             67,956
                      Leisure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.0%              4,057    Viohalco, Hellenic Copper and Aluminum Industry SA     26,405
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication        24,465    Panafon Hellenic Telecom Co.                          190,708
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Greece                       2,332,586
===================================================================================================================================
Hong Kong             Airlines--0.0%                    51,263    Cathay Pacific Airways                                 97,394
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.3%           224,500    BOC Hong Kong (Holdings) Limited                      422,188
                                                       129,939    Bank of East Asia, Ltd.                               399,176
                                                        47,953    Hang Seng Bank Limited                                630,018
                                                                                                                    ---------------
                                                                                                                      1,451,382
                      -------------------------------------------------------------------------------------------------------------
                      Distributors--0.1%               158,719    Li & Fung Limited                                     271,905
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial            114,000    Hong Kong Exchanges & Clearing Ltd.                   247,424
                      Services--0.2%                    52,577    Swire Pacific Limited 'A'                             324,391
                                                        56,107    Wharf (Holdings) Ltd.                                 155,379
                                                                                                                    ---------------
                                                                                                                        727,194
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    324,195    PCCW Limited (a)                                      210,880
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.2%         131,687    CLP Holdings Limited                                  627,598
                                                       124,000    Hongkong Electric Holdings Limited                    490,340
                                                                                                                    ---------------
                                                                                                                      1,117,938
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.0%       122,328    Johnson Electric Holdings Limited                     155,990
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.1%              206,240    Hong Kong and China Gas Company Ltd.                  314,795
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             24,734    Shangri-La Asia Limited                                23,257
                      Leisure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.0%           8,280    Techtronic Industries Company Limited                  22,983
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.2%   153,989    Hutchison Whampoa Limited                           1,135,539
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        3,610    i-CABLE Communications Limited                            925
                                                        34,025    South China Morning Post Holdings Ltd.                 15,011
                                                         5,646    Television Broadcasts Ltd.                             28,508
                                                                                                                    ---------------
                                                                                                                         44,444
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.4%                 12,000    Amoy Properties Limited                                15,379
                                                       120,735    Cheung Kong (Holdings) Ltd.                           960,300
                                                        43,491    Henderson Land Development Company Limited            192,146
                                                       225,636    New World Development Company Ltd.                    181,646
                                                        48,421    Sino Land Company Limited                              27,598
                                                       107,324    Sun Hung Kai Properties Ltd.                          888,192
                                                                                                                    ---------------
                                                                                                                      2,265,261
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.0%                 24,500    MTR Corporation Limited                                32,346
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                   5,004    ASM Pacific Technology Limited                         21,915
                      Semiconductor Equipment--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.0%            24,000    Esprit Holdings Limited                                79,911
                                                       243,575    Giordano International Limited                        112,946
                                                                                                                    ---------------
                                                                                                                        192,857
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &               85,353    Texwinca Holdings Limited                              62,116
                      Luxury Goods--0.0%


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Hong Kong             Transportation                    18,465    Hopewell Holdings Limited                         $    28,422
(concluded)           Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Hong Kong                    8,176,618
===================================================================================================================================
Ireland               Airlines--0.0%                    27,680    Ryanair Holdings PLC (a)                              230,084
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.4%            68,954    Allied Irish Banks PLC                              1,104,585
                                                        53,626    Bank of Ireland (Dublin)                              731,878
                                                        26,151    Bank of Ireland (London)                              356,244
                                                                                                                    ---------------
                                                                                                                      2,192,707
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.2%      42,944    CRH PLC (Dublin)                                      881,846
                                                           936    CRH PLC (London)                                       19,185
                                                                                                                    ---------------
                                                                                                                        901,031
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.1%               35,829    Greencore Group PLC                                   160,435
                                                         4,710    Kerry Group PLC 'A'                                    88,520
                                                                                                                    ---------------
                                                                                                                        248,955
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.0%          25,516    Waterford Wedgwood PLC                                  7,081
                                                         6,958    Waterford Wedgwood PLC (Fully Paid Rights)              1,931
                                                                                                                    ---------------
                                                                                                                          9,012
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.0%     3,189    DCC PLC                                                43,523
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                   13,484    Irish Life & Permanent PLC                            217,703
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                       21,817    Independent News & Media PLC                           51,735
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.0%             11,519    Elan Corporation PLC (a)                               79,331
                                                         5,755    Elan Corporation PLC (ADR) (a)(b)                      39,652
                                                                                                                    ---------------
                                                                                                                        118,983
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Ireland                      4,013,733
===================================================================================================================================
Italy                 Aerospace & Defense--0.0%        312,371    Finmeccanica SpA                                      244,680
                      -------------------------------------------------------------------------------------------------------------
                      Automobiles--0.1%                 43,688    Fiat SpA (a)                                          335,154
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.1%             32,610    Banca Fideuram SpA                                    193,735
                                                        25,358    Mediobanca SpA                                        275,234
                                                        27,974    Mediolanum SpA                                        220,673
                                                                                                                    ---------------
                                                                                                                        689,642
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.0%            36,404    Banca Intesa SpA                                      104,234
                                                        52,096    Banca Monte dei Paschi di Siena SpA                   164,607
                                                       150,302    Banca Nazionale del Lavoro (Ordinary) (a)             359,261
                                                        16,065    Banca Popolare di Milano (BPM)                        105,411
                                                        17,934    Banche Populari Unite Scrl (a)                        324,838
                                                        32,677    Banco Popolare di Verona e Novara Scrl                553,258
                                                       111,199    Capitalia SpA (a)                                     327,229
                                                       234,445    Intesa BCI SpA                                        916,724
                                                        77,657    San Paolo--IMI SpA                                  1,012,831
                                                       279,196    Unicredito Italiano SpA                             1,507,262
                                                                                                                    ---------------
                                                                                                                      5,375,655
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.0%       5,565    Italcementi SpA                                        69,422
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial             48,440    Fineco Group SpA (a)                                   34,124
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    683,210    Telecom Italia SpA (a)                              2,025,153
                      Services--0.5%                   381,540    Telecom Italia SpA-RNC (a)                            777,228
                                                                                                                    ---------------
                                                                                                                      2,802,381
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.2%         173,905    Enel SpA                                            1,182,324
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.0%               58,944    Parmalat Finanziaria SpA                                    1


24      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Italy                 Gas Utilities--0.1%               86,966    Snam Rete Gas SpA                                 $   368,574
(concluded)           -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &           62,868    Snia SpA                                              156,298
                      Supplies--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &              4,473    Autogrill SpA (a)                                      64,065
                      Leisure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.0%   218,669    Pirelli & C. SpA                                      222,475
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.4%                   25,108    Alleanza Assicurazioni                                274,896
                                                        63,087    Assicurazioni Generali                              1,671,071
                                                        17,689    Riunione Adriatica di Sicurta SpA                     301,212
                                                                                                                    ---------------
                                                                                                                      2,247,179
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software &               21,154    Tiscali SpA (a)                                       147,902
                      Services--0.1%                   171,874    Seat Pagine Gialle SpA (a)                            163,679
                                                                                                                    ---------------
                                                                                                                        311,581
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.1%                       15,754    Gruppo Editoriale L'Espresso SpA                       98,105
                                                        44,545    Mediaset SpA                                          529,280
                                                         5,198    Mondadori (Arnoldo) Editore SpA                        46,590
                                                       225,866    Telecom Italia Media SpA (a)                          112,306
                                                                                                                    ---------------
                                                                                                                        786,281
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.0%             5,245    La Rinascente SpA (a)                                  20,034
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.6%                  172,908    ENI SpA                                             3,262,740
                                                         1,875    ENI SpA (ADR) (b)                                     178,087
                                                                                                                    ---------------
                                                                                                                      3,440,827
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &                5,296    Benetton Group SpA                                     60,856
                      Luxury Goods--0.1%                17,735    Bulgari SpA                                           164,398
                                                         4,858    Luxottica Group SpA                                    83,949
                                                                                                                    ---------------
                                                                                                                        309,203
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                    20,029    Autotrade Spa (a)                                     351,998
                      Infrastructure--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication       257,136    Telecom Italia Mobile (TIM) SpA                     1,399,846
                      Services--0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Italy                       20,411,744
===================================================================================================================================
Japan                 Air Freight & Logistics--0.1%     37,000    Yamato Transport Co., Ltd.                            435,700
                      -------------------------------------------------------------------------------------------------------------
                      Airlines--0.0%                    28,000    Japan Airlines System Corporation                      73,939
                      -------------------------------------------------------------------------------------------------------------
                      Auto Components--0.3%             51,000    Bridgestone Corp.                                     685,742
                                                        29,600    Denso Corporation                                     582,775
                                                         9,000    NGK Spark Plug Co., Ltd.                               72,978
                                                        20,000    Sanden Corporation                                    123,169
                                                         7,000    Stanley Electric Co., Ltd.                            135,532
                                                         6,000    TOYOTA INDUSTRIES CORPORATION                         127,368
                                                         1,000    Toyoda Gosei Co., Ltd.                                 28,833
                                                                                                                    ---------------
                                                                                                                      1,756,397
                      -------------------------------------------------------------------------------------------------------------
                      Automobiles--2.0%                 55,400    Honda Motor Co., Ltd.                               2,460,614
                                                       171,400    Nissan Motor Co., Ltd.                              1,957,578
                                                       192,000    Toyota Motor Corporation                            6,485,397
                                                         9,000    Yamaha Motor Co., Ltd.                                 98,171
                                                                                                                    ---------------
                                                                                                                     11,001,760
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.2%                   31,000    Asahi Breweries Limited                               282,607
                                                        38,000    Kirin Brewery Company, Ltd.                           324,083
                                                        43,000    Sapporo Breweries Limited                             118,363
                                                        20,000    Takara Shuzo Co., Ltd.                                187,366
                                                                                                                    ---------------
                                                                                                                        912,419


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     25

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 Building Products--0.3%           47,000    Asahi Glass Company, Limited                      $   385,929
(continued)                                              2,000    Central Glass Co., Ltd.                                12,615
                                                         9,000    Daikin Industries, Ltd.                               207,847
                                                        47,000    Nippon Sheet Glass Company, Ltd.                      137,268
                                                        13,000    Tostem Corporation                                    251,096
                                                        33,000    Toto Limited                                          279,593
                                                                                                                    ---------------
                                                                                                                      1,274,348
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.6%            101,000    Daiwa Securities Group Inc.                           687,030
                                                         1,100    Jafco Co., Ltd.                                        86,423
                                                       108,000    The Nikko Securities Co., Ltd.                        601,624
                                                       125,000    The Nomura Securities Co., Ltd.                     2,128,627
                                                                                                                    ---------------
                                                                                                                      3,503,704
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--1.0%                   70,000    Asahi Chemical Industry Co., Ltd.                     380,144
                                                         3,000    Daicel Chemical Industries, Ltd.                       12,373
                                                        30,000    Dainippon Ink and Chemicals, Inc.                      57,106
                                                         3,000    Denki Kagaku Kogyo Kabushiki Kaisha                     9,658
                                                         2,500    Hitachi Chemical Company, Ltd.                         41,989
                                                        11,000    Ishihara Sangyo Kaisha, Ltd.                           21,965
                                                        16,000    JSR Corporation                                       357,563
                                                        13,000    Kaneka Corporation                                     97,042
                                                        38,000    Kuraray Co., Ltd.                                     320,537
                                                        82,000    Mitsubishi Chemical Corporation                       213,474
                                                        18,000    Mitsubishi Gas Chemical Company, Inc.                  61,304
                                                        61,000    Mitsubishi Rayon Company, Ltd.                        228,814
                                                        24,000    Mitsui Chemicals Inc.                                 139,965
                                                        18,000    Nissan Chemical Industries, Ltd.                      160,399
                                                        12,810    Nitto Denko Corporation                               681,319
                                                        27,200    Shin-Etsu Chemical Co., Ltd.                        1,111,654
                                                       102,000    Showa Denko K.K.                                      229,374
                                                        24,000    Sumitomo Bakelite Company Limited                     156,536
                                                        62,000    Sumitomo Chemical Co., Ltd.                           255,706
                                                        86,000    Teijin Limited                                        252,776
                                                       107,000    Toray Industries, Inc.                                447,289
                                                         3,000    Tosoh Corporation                                      10,021
                                                        78,000    Ube Industries, Ltd.                                  156,480
                                                                                                                    ---------------
                                                                                                                      5,403,488
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.6%            12,000    The 77 Bank, Ltd.                                      67,631
                                                       168,000    Ashikaga Financial Group, Inc. (a)                      4,703
                                                        61,000    The Bank of Fukuoka, Ltd.                             256,135
                                                        87,000    The Bank of Yokohama, Ltd.                            404,274
                                                        24,000    The Chiba Bank, Ltd.                                   98,311
                                                       279,000    Daiwa Bank Holdings, Inc. (a)                         351,451
                                                        13,000    The Gunma Bank Ltd.                                    58,104
                                                         5,000    Hokugin Financial Group, Inc.                           6,765
                                                        23,000    The Joyo Bank, Ltd.                                    75,114
                                                           278    Mitsubishi Tokyo Financial Group, Inc.              2,168,592
                                                        26,000    Mitsui Trust Holdings, Inc.                           145,321
                                                           457    Mizuho Financial Group, Inc.                        1,385,882
                                                        30,000    The Shizuoka Bank, Ltd.                               221,704
                                                           283    Sumitomo Mitsui Financial Group, Inc.               1,507,819
                                                        80,000    The Sumitomo Trust and Banking Co., Ltd.              470,281
                                                         4,000    The Suruga Bank, Ltd.                                  25,716
                                                           268    UFJ Holdings, Inc.                                  1,287,860
                                                                                                                    ---------------
                                                                                                                      8,535,663


26      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 Commercial Services &              2,000    Benesse Corporation                               $    48,801
(continued)           Supplies--0.4%                    50,000    Dai Nippon Printing Co., Ltd.                         702,155
                                                         5,000    Kokuyo Co., Ltd.                                       54,353
                                                           500    Meitec Corp.                                           19,222
                                                        17,000    Secom Co., Ltd.                                       634,506
                                                        50,000    Toppan Printing Co., Ltd.                             520,202
                                                                                                                    ---------------
                                                                                                                      1,979,239
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--0.5%    117,000    Fujitsu Limited (a)                                   689,969
                                                        12,000    Mitsumi Electric Company, Ltd.                        132,127
                                                       113,000    NEC Corporation                                       831,921
                                                         5,700    Seiko Epson Corporation                               265,933
                                                       220,000    Toshiba Corporation                                   833,442
                                                                                                                    ---------------
                                                                                                                      2,753,392
                      -------------------------------------------------------------------------------------------------------------
                      Construction &                    15,000    COMSYS Holdings Corporation                            96,016
                      Engineering--0.2%                 23,000    JGC Corporation                                       239,937
                                                        88,000    Kajima Corporation                                    285,752
                                                         9,000    Kinden Corporation                                     42,409
                                                        14,000    Nishimatsu Construction Co., Ltd.                      46,375
                                                        25,000    Obayashi Corporation                                  111,738
                                                        16,000    Shimizu Corporation                                    60,913
                                                        76,000    Taisei Corporation                                    277,988
                                                         3,000    Toda Corporation                                        8,482
                                                                                                                    ---------------
                                                                                                                      1,169,610
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.1%      67,000    Sumitomo Osaka Cement Co., Ltd.                       131,287
                                                        83,000    Taiheiyo Cement Corporation                           234,665
                                                                                                                    ---------------
                                                                                                                        365,952
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.3%             3,500    Acom Co., Ltd.                                        158,720
                                                         2,000    Aiful Corporation                                     146,310
                                                        14,000    Credit Saison Co., Ltd.                               316,133
                                                         7,000    Orix Corporation                                      578,707
                                                         4,700    Promise Co., Ltd.                                     204,805
                                                         3,520    Takefuji Corporation                                  164,554
                                                                                                                    ---------------
                                                                                                                      1,569,229
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.0%      10,000    Toyo Seikan Kaisha, Ltd.                              139,778
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication        395    Nippon Telegraph & Telephone Corporation (NTT)      1,905,524
                      Services--0.3%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.8%          40,700    Chubu Electric Power Company, Incorporated            848,787
                                                        43,000    Kansai Electric Power Company, Inc.                   753,513
                                                        23,600    Kyushu Electric Power Company, Incorporated           405,849
                                                        25,100    Tohoku Electric Power Co., Inc.                       416,186
                                                        87,500    Tokyo Electric Power                                1,918,681
                                                                                                                    ---------------
                                                                                                                      4,343,016
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.3%        59,000    The Furukawa Electric Co., Ltd.                       195,988
                                                        35,000    Fujikura Ltd.                                         206,401
                                                        16,000    Matsushita Electric Works, Ltd.                       143,772
                                                       103,000    Mitsubishi Electric Corporation                       427,685
                                                        51,000    Sumitomo Electric Industries                          455,893
                                                         3,000    Ushio Inc.                                             49,799
                                                                                                                    ---------------
                                                                                                                      1,479,538
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &            15,000    Alps Electric Co., Ltd.                               219,464
                      Instruments--1.2%                 15,000    Anritsu Corp. (a)                                     100,075
                                                        29,000    Citizen Watch Co.                                     266,539
                                                         8,000    Dainippon Screen Mfg. Co., Ltd.                        54,717
                                                         1,500    Hirose Electric Co., Ltd.                             172,156
                                                       191,000    Hitachi Ltd.                                        1,151,311
                                                         9,000    Hoya Corporation                                      826,351


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     27

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 Electronic Equipment &             1,900    Keyence Corporation                               $   400,495
(continued)           Instruments (concluded)           10,700    Kyocera Corporation                                   712,867
                                                         1,200    Mabuchi Motor Co., Ltd.                                92,377
                                                        14,800    Murata Manufacturing Co., Ltd.                        799,589
                                                         1,800    Nidec Corporation                                     171,820
                                                        56,000    Oki Electric Industry Company, Limited (a)            218,942
                                                        11,000    Omron Corporation                                     223,243
                                                         9,200    TDK Corporation                                       662,723
                                                        13,000    Taiyo Yuden Co., Ltd.                                 169,945
                                                        22,000    Yokogawa Electric Corporation                         317,775
                                                                                                                    ---------------
                                                                                                                      6,560,389
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.5%     5,400    FamilyMart Co., Ltd.                                  122,945
                                                        24,000    Ito-Yokado Co., Ltd.                                  754,689
                                                        19,000    JUSCO Co., Ltd.                                       636,465
                                                         2,400    Lawson Inc.                                            81,963
                                                         5,600    Matsumotokiyoshi Co., Ltd.                            125,669
                                                        27,000    Seven-Eleven Japan Co., Ltd.                          818,793
                                                         4,000    Uny Co., Ltd.                                          41,056
                                                                                                                    ---------------
                                                                                                                      2,581,580
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.2%               48,000    Ajinomoto Co., Inc.                                   552,244
                                                        24,000    Kikkoman Corporation                                  170,645
                                                         1,000    Nichirei Corporation                                    3,238
                                                        10,000    Nippon Meat Packers, Inc.                              97,789
                                                        13,000    Nisshin Seifun Group Inc.                             115,723
                                                         9,800    Nissin Food Products Co., Ltd.                        244,154
                                                           500    Snow Brand Milk Products Co., Ltd. (a)                  1,442
                                                         3,000    Yakult Honsha Co., Ltd.                                46,888
                                                         7,000    Yamazaki Baking Co., Ltd.                              58,067
                                                                                                                    ---------------
                                                                                                                      1,290,190
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.2%              177,000    Osaka Gas Co.                                         478,959
                                                       210,000    Tokyo Gas Co.                                         748,530
                                                                                                                    ---------------
                                                                                                                      1,227,489
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &           19,000    Olympus Optical Co., Ltd.                             412,196
                      Supplies--0.1%                    14,400    Terumo Corporation                                    273,435
                                                                                                                    ---------------
                                                                                                                        685,631
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &              200    Nichii Gakkan Company                                  11,346
                      Services--0.0%                       500    Suzuken Co., Ltd.                                      16,236
                                                                                                                    ---------------
                                                                                                                         27,582
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &              1,900    Oriental Land Co., Ltd                                117,188
                      Leisure--0.0%                      2,000    Skylark Co., Ltd.                                      33,032
                                                                                                                    ---------------
                                                                                                                        150,220
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--1.3%          22,000    Casio Computer Co., Ltd.                              232,789
                                                         3,700    Daito Trust Construction Co., Ltd.                    109,788
                                                        41,000    Daiwa House Industry Co., Ltd.                        436,130
                                                       144,000    Matsushita Electric Industrial Company, Ltd.        1,991,304
                                                        13,800    Pioneer Corporation                                   381,151
                                                       122,000    Sanyo Electric Co., Ltd.                              637,492
                                                        25,000    Sekisui Chemical Co., Ltd.                            127,368
                                                        26,000    Sekisui House, Ltd.                                   268,564
                                                        69,000    Sharp Corporation                                   1,088,728
                                                        61,500    Sony Corporation                                    2,129,001
                                                                                                                    ---------------
                                                                                                                      7,402,315
                      -------------------------------------------------------------------------------------------------------------
                      Household Products--0.2%          44,000    Kao Corporation                                       895,027
                                                         4,600    Uni-Charm Corporation                                 226,201
                                                                                                                    ---------------
                                                                                                                      1,121,228


28      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 IT Services--0.2%                  6,500    CSK Corporation                                   $   234,721
(continued)                                                 73    NTT Data Corporation                                  275,870
                                                            20    Net One Systems Co., Ltd.                             153,961
                                                         2,600    Nomura Research Institute, Ltd.                       253,522
                                                           100    OBIC Co., Ltd.                                         20,118
                                                           400    Toyo Information Systems Co., Ltd.                     13,511
                                                                                                                    ---------------
                                                                                                                        951,703
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.5%                       54    Daido Life Insurance Company                          160,735
                                                           113    Millea Holdings, Inc.                               1,476,159
                                                       103,000    Mitsui Sumitomo Insurance Company, Limited            845,759
                                                        42,000    The Yasuda Fire & Marine Insurance Co. Ltd.           345,265
                                                                                                                    ---------------
                                                                                                                      2,827,918
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software &               16,100    Softbank Corp.                                        492,750
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                2,100    BANDAI CO., LTD.                                       52,907
                      Products--0.3%                    37,000    Fuji Photo Film                                     1,194,551
                                                         1,400    SANKYO CO., LTD.                                       44,415
                                                         3,500    Shimano Inc.                                           72,502
                                                        14,600    Yamaha Corporation                                    286,769
                                                                                                                    ---------------
                                                                                                                      1,651,144
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.7%                   35,000    Amada Co., Ltd.                                       182,234
                                                        13,000    Ebara Corporation                                      56,527
                                                        10,000    Fanuc Ltd.                                            599,048
                                                         5,000    Hino Motors, Ltd.                                      35,644
                                                        27,000    Ishikawajima--Harima Heavy Industries Co., Ltd.        38,546
                                                       146,000    Kawasaki Heavy Industries Ltd.                        179,826
                                                        82,000    Komatsu Ltd.                                          520,295
                                                        12,000    Koyo Seiko Co.                                        123,281
                                                        47,000    Kubota Corporation                                    193,842
                                                         3,000    Kurita Water Industries Ltd.                           36,195
                                                        41,000    Minebea Company Ltd.                                  208,118
                                                       236,000    Mitsubishi Heavy Industries, Ltd. (a)                 656,228
                                                        96,000    Mitsui Engineering & Shipbuilding Co., Ltd.           158,552
                                                        13,000    NGK Insulators, Ltd.                                   97,042
                                                        14,000    NSK Limited                                            51,078
                                                        15,000    NTN Corporation                                        71,522
                                                         3,100    SMC Corporation                                       385,873
                                                        68,000    Sumitomo Heavy Industries, Ltd.                       154,185
                                                         3,700    THK Co., Ltd.                                          75,264
                                                         8,000    Takuma Co., Ltd.                                       43,669
                                                                                                                    ---------------
                                                                                                                      3,866,969
                      -------------------------------------------------------------------------------------------------------------
                      Marine--0.2%                      52,000    Kawasaki Kisen Kaisha, Ltd.                           258,617
                                                        38,000    Mitsui O.S.K. Lines, Ltd.                             185,444
                                                        87,000    Nippon Yusen Kabushiki Kaisha                         393,720
                                                                                                                    ---------------
                                                                                                                        837,781
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                          600    Asatsu-Dk Inc.                                         15,452
                                                             9    Dentsu Inc.                                            45,349
                                                            13    Fuji Television Network, Incorporated                  70,356
                                                         5,000    Toho Co., Ltd.                                         63,637
                                                         4,000    Tokyo Broadcasting System, Inc.                        63,712
                                                                                                                    ---------------
                                                                                                                        258,506


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     29

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 Metals & Mining--0.5%              7,000    Dowa Mining Co., Ltd.                             $    37,622
(continued)                                             29,900    JFE Holdings, Inc.                                    816,063
                                                        35,000    Mitsubishi Materials Corporation                       53,886
                                                        61,000    Mitsui Mining & Smelting Co., Ltd.                    253,289
                                                       440,000    Nippon Steel Corporation                              944,294
                                                       296,000    Sumitomo Metal Industries, Ltd.                       292,768
                                                        47,000    Sumitomo Metal Mining Co.                             348,652
                                                                                                                    ---------------
                                                                                                                      2,746,574
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.2%             9,000    The Daimaru, Inc.                                      49,967
                                                         6,000    Hankyu Department Stores, Inc.                         40,198
                                                        20,000    Isetan Company Ltd.                                   220,211
                                                        31,000    Marui Co., Ltd.                                       390,501
                                                        16,000    Mitsukoshi, Ltd. (a)                                   65,093
                                                        30,000    Takashimaya Co., Ltd.                                 214,146
                                                                                                                    ---------------
                                                                                                                        980,116
                      -------------------------------------------------------------------------------------------------------------
                      Office Electronics--0.8%          59,000    Canon, Inc.                                         2,747,131
                                                        35,000    Konica Corporation                                    470,607
                                                        51,000    Ricoh Co., Ltd.                                     1,006,485
                                                                                                                    ---------------
                                                                                                                      4,224,223
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.2%                   33,500    Nippon Mining Holdings, Inc.                          116,908
                                                        99,000    Nippon Mitsubishi Oil Corp.                           504,376
                                                         6,000    Showa Shell Sekiyu K.K.                                48,764
                                                        35,000    Teikoku Oil Co., Ltd.                                 176,029
                                                        10,000    TonenGeneral Sekiyu K.K.                               82,766
                                                                                                                    ---------------
                                                                                                                        928,843
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.1%         49    Nippon Unipac Holding                                 252,841
                                                        72,000    Oji Paper Co., Ltd.                                   464,906
                                                                                                                    ---------------
                                                                                                                        717,747
                      -------------------------------------------------------------------------------------------------------------
                      Personal Products--0.1%            1,700    ADERANS Company Limited                                27,427
                                                        96,000    Kanebo, Ltd. (a)                                       96,743
                                                        33,000    Shiseido Company, Limited                             401,222
                                                                                                                    ---------------
                                                                                                                        525,392
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--1.1%             13,000    Chugai Pharmaceutical Co., Ltd.                       186,927
                                                        23,000    Daiichi Pharmaceutical Co., Ltd.                      414,416
                                                        19,000    Eisai Company, Ltd.                                   512,364
                                                        23,000    Fujisawa Pharmaceutical Co., Ltd.                     490,389
                                                         8,000    Kaken Pharmaceutical Co., Ltd.                         40,160
                                                        11,000    Kyowa Hakko Kogyo Co., Ltd.                            70,001
                                                        30,800    Sankyo Company, Ltd.                                  579,099
                                                        26,000    Shionogi & Co., Ltd.                                  484,240
                                                         7,000    Taisho Pharmaceutical Company, Ltd.                   125,147
                                                        64,000    Takeda Chemical Industries, Ltd.                    2,538,024
                                                        25,000    Yamanouchi Pharmaceutical Co., Ltd.                   776,803
                                                                                                                    ---------------
                                                                                                                      6,217,570
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.3%                     31    Japan Real Estate Investment Corporation              196,118
                                                        80,000    Mitsubishi Estate Company, Limited                    758,421
                                                        60,000    Mitsui Fudosan Co., Ltd.                              541,943
                                                            22    Office Building Fund of Japan Incorporated            141,234
                                                        32,000    Sumitomo Realty & Development Co., Ltd.               281,870
                                                                                                                    ---------------
                                                                                                                      1,919,586


30      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Japan                 Road & Rail--0.6%                     51    Central Japan Railway Company                     $   440,664
(concluded)                                                266    East Japan Railway Company                          1,253,429
                                                        15,000    Keihin Electric Express Railway Co., Ltd.              88,038
                                                        19,000    Keio Electric Railway Co., Ltd.                        98,750
                                                        72,000    Kinki Nippon Railway Co., Ltd.                        216,329
                                                        78,000    Nippon Express Co., Ltd.                              368,275
                                                        13,000    Seino Transportation Co., Ltd.                        107,474
                                                        26,000    Tobu Railway Co., Ltd.                                 92,918
                                                        86,000    Tokyu Corporation                                     441,355
                                                            55    West Japan Railway Company                            216,059
                                                                                                                    ---------------
                                                                                                                      3,323,291
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                   5,500    Advantest Corporation                                 436,223
                      Semiconductor Equipment--0.4%     14,000    Nikon Corporation                                     211,104
                                                         7,000    Rohm Company Ltd.                                     820,379
                                                         9,900    Tokyo Electron Limited                                751,946
                                                                                                                    ---------------
                                                                                                                      2,219,652
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.2%                     3,600    Konami Co., Ltd.                                      104,805
                                                         5,200    Namco Ltd.                                            144,107
                                                         8,000    Nintendo Company Ltd.                                 746,478
                                                           900    Oracle Corporation Japan                               46,608
                                                        14,800    Sega Enterprises Ltd. (a)                             140,860
                                                         4,000    Trend Micro Incorporated (a)                          107,306
                                                                                                                    ---------------
                                                                                                                      1,290,164
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.1%             2,800    Aoyamma Trading Co., Ltd.                              55,389
                                                         1,300    Autobacs Seven Co., Ltd.                               29,901
                                                         2,700    Fast Retailing Co., Ltd.                              164,010
                                                           600    Shimamura Co., Ltd.                                    40,758
                                                           500    USS Co., Ltd.                                          35,364
                                                         8,000    Yamada Denki Co. Ltd.                                 268,732
                                                                                                                    ---------------
                                                                                                                        594,154
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &                1,000    Nisshinbo Industries Inc.                               5,571
                      Luxury Goods--0.0%                13,000    Onward Kashiyama Co., Ltd.                            157,693
                                                         2,000    Toyobo Co., Ltd.                                        4,367
                                                         5,000    Wacoal Corp.                                           41,196
                                                         1,600    World Co., Ltd.                                        50,910
                                                                                                                    ---------------
                                                                                                                        259,737
                      -------------------------------------------------------------------------------------------------------------
                      Tobacco--0.1%                         64    Japan Tobacco, Inc.                                   468,788
                      -------------------------------------------------------------------------------------------------------------
                      Trading Companies &               76,000    ITOCHU Corporation                                    251,040
                      Distributors--0.4%               132,000    Marubeni Corporation                                  252,496
                                                        83,000    Mitsubishi Corporation                                879,798
                                                        82,000    Mitsui & Co., Ltd.                                    660,315
                                                        35,000    Sumitomo Corporation                                  260,941
                                                                                                                    ---------------
                                                                                                                      2,304,590
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                     8,000    Mitsubishi Logistics Corp.                             66,511
                      Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication         1,191    NTT DoCoMo, Inc.                                    2,700,504
                      Services--0.5%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Japan                      112,023,533
                      =============================================================================================================


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     31

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Netherlands           Air Freight & Logistics--0.1%     29,130    TNT Post Group NV                                 $   682,320
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.1%                   14,233    Heineken NV                                           541,995
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.2%                   17,506    Akzo Nobel NV                                         675,685
                                                         7,963    DSM NV                                                392,023
                                                                                                                    ---------------
                                                                                                                      1,067,708
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.5%           109,324    ABN AMRO Holding NV                                 2,557,969
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &              7,896    Vedior NV 'A'                                         123,499
                      Supplies--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial              6,783    Euronext NV                                           171,714
                      Services--0.6%                   125,433    ING Groep NV                                        2,925,395
                                                                                                                    ---------------
                                                                                                                      3,097,109
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    149,083    KPN NV (a)                                          1,150,841
                      Services--0.2%
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                 2,943    IHC Caland NV                                         159,623
                      Service--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.1%    86,704    Koninklijke Ahold NV (a)                              660,559
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.5%                8,682    Koninklijke Numico NV (a)                             239,937
                                                        42,182    Unilever NV 'A'                                     2,758,746
                                                                                                                    ---------------
                                                                                                                      2,998,683
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.5%          93,743    Koninklijke (Royal) Philips Electronics NV          2,737,321
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.3%                   96,204    Aegon NV                                            1,423,400
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.3%                       54,034    Reed Elsevier NV                                      671,335
                                                        13,773    VNU NV                                                435,183
                                                        24,904    Wolters Kluwer NV 'A'                                 389,517
                                                                                                                    ---------------
                                                                                                                      1,496,035
                      -------------------------------------------------------------------------------------------------------------
                      Office Electronics--0.0%             194    Oce NV                                                  2,973
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--1.5%                  150,203    Royal Dutch Petroleum Company                       7,919,371
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.0%                  1,655    Corio NV                                               64,087
                                                         1,648    Rodamco Europe NV                                      95,974
                                                           169    Wereldhave NV                                          12,652
                                                                                                                    ---------------
                                                                                                                        172,713
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                  37,151    ASM Lithography Holding NV (a)                        736,646
                      Semiconductor Equipment--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.0%             1,228    Vendex KBB NV                                          17,116
                      -------------------------------------------------------------------------------------------------------------
                      Trading Companies &               30,280    Hagemeyer NV                                           68,367
                      Distributors--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Netherlands             27,614,248
===================================================================================================================================
New Zealand           Construction Materials--0.0%      20,926    Fletcher Building Limited                              58,253
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    149,502    Telecom Corporation of New Zealand Limited            527,095
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.0%          31,055    Contact Energy Limited                                109,694
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &            1,054    Fisher & Paykel Industries Limited                      8,754
                      Supplies--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.1%          48,724    Fisher & Paykel Appliances Holdings Limited           122,841
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                   93,688    Tower Limited (a)                                      76,889
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.0%            16,257    The Warehouse Group Limited                            54,648
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.0%      7,526    Carter Holt Harvey Limited                              9,289
                                                         9,927    Fletcher Challenge Forests (a)                          8,864
                                                                                                                    ---------------
                                                                                                                         18,153


32      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
New Zealand           Transportation                    16,200    Auckland International Airport Limited            $    74,559
(concluded)           Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in New Zealand                  1,050,886
===================================================================================================================================
Norway                Airlines--0.0%                     2,392    SAS AB (a)                                             22,831
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.1%                   10,156    Orkla ASA 'A'                                         227,460
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.1%            56,656    DNB Holding ASA                                       378,115
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--0.0%    17,657    Tandberg ASA (a)                                      130,049
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication     41,889    Telenor A/S                                           273,895
                      Services--0.1%                     8,900    Telenor A/S (ADR) (b)                                 164,650
                                                                                                                    ---------------
                                                                                                                        438,545
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                 5,494    Aker Kvaerner ASA (a)                                  93,937
                      Service--0.0%                      3,691    Smedvig ASA 'A'                                        28,018
                                                                                                                    ---------------
                                                                                                                        121,955
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                   18,604    Storebrand ASA (a)                                    121,085
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                    2,598    Tomra Systems ASA                                      15,660
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        3,568    Schibsted ASA                                          61,408
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.2%                    5,880    Frontline Limited                                     152,462
                                                        11,455    Norsk Hydro ASA                                       706,812
                                                        23,291    Statoil ASA                                           261,695
                                                                                                                    ---------------
                                                                                                                      1,120,969
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.0%      3,089    Norske Skogindustrier ASA                              58,968
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Norway                       2,697,045
===================================================================================================================================
Portugal              Commercial Banks--0.1%            41,741    BPI-SGPS, SA (Registered Shares)                      153,738
                                                       100,250    Banco Comercial Portugues, SA
                                                                  (BCP)(Registered Shares)                              223,817
                                                         8,484    Banco Espirito Santo, SA (Registered Shares)          139,117
                                                                                                                    ---------------
                                                                                                                        516,672
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.0%      15,305    CIMPOR--Cimentos de Portugal, SGPS, SA                 79,150
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication     67,126    Portugal Telecom SA (Registered Shares)               675,662
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%          96,727    Eletricidade de Portugal, SA (EDP)                    254,994
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.0%     3,120    Jeronimo Martins SGPS, SA (a)                          41,164
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.0%   167,439    Sonae, S.G.P.S., SA (a)                               139,392
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        2,349    PT Multimedia--Servicos de Telecomunicacoes e
                                                                  Multimedia, SGPS, SA (a)                               45,629
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                    11,704    Brisa-Auto Estradas de Portugal, SA                    78,243
                      Infrastructure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Portugal                     1,830,906
===================================================================================================================================
Singapore             Aerospace & Defense--0.0%         56,213    Singapore Technologies Engineering Ltd.                67,523
                      -------------------------------------------------------------------------------------------------------------
                      Air Freight & Logistics--0.0%    258,308    Singapore Post Limited                                105,708
                      -------------------------------------------------------------------------------------------------------------
                      Airlines--0.0%                    27,582    Singapore Airlines Limited                            181,899
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.0%                    3,836    Fraser & Neave Limited                                 28,460
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.3%            70,751    DBS Group Holdings Limited                            612,400
                                                        58,598    Oversea--Chinese Banking Corporation Ltd.             417,497
                                                        99,204    United Overseas Bank Ltd.                             771,061
                                                                                                                    ---------------
                                                                                                                      1,800,958


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     33

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Singapore             Computers & Peripherals--0.0%      5,907    Creative Technology Limited                       $    62,259
(concluded)           -------------------------------------------------------------------------------------------------------------
                      Distributors--0.0%                 3,281    Cycle & Carriage Ltd.                                  11,205
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial            147,000    Singapore Exchange Limited                            146,282
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    373,718    Singapore Telecommunications, Ltd.                    431,306
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &            17,000    Venture Manufacturing (Singapore) Ltd.                200,200
                      Instruments--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &
                      Leisure--0.0%                      2,631    Overseas Union Enterprise Ltd.                         10,767
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.0%     1,766    Haw Par Corporation Ltd.                                4,638
                                                        33,914    Keppel Corporation Ltd.                               121,813
                                                        24,154    Sembcorp Industries Limited                            17,920
                                                                                                                    ---------------
                                                                                                                        144,371
                      -------------------------------------------------------------------------------------------------------------
                      Marine--0.0%                     128,873    Neptune Orient Lines Limited (a)                      163,908
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.1%                       32,792    Singapore Press Holdings Ltd.                         364,935
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.1%                 33,833    Capitaland Limited                                     30,879
                                                        59,535    City Developments Limited                             212,087
                                                                                                                    ---------------
                                                                                                                        242,966
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.0%                104,816    ComfortDelGro Corporation Limited                      50,300
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                 127,000    Chartered Semiconductor Manufacturing
                      Semiconductor Equipment--0.1%               Limited (a)                                           129,371
                                                         1,120    Chartered Semiconductor Manufacturing
                                                                  Limited (ADR) (a)(b)                                   11,278
                                                        74,000    ST Assembly Test Services Limited (a)                  92,375
                                                                                                                    ---------------
                                                                                                                        233,024
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Singapore                    4,246,071
===================================================================================================================================
South Africa          Beverages--0.1%                   66,696    SABMiller PLC                                         691,302
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in South Africa                   691,302
===================================================================================================================================
Spain                 Airlines--0.0%                    61,946    Iberia Lineas Aereas de Espana SA                     178,149
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.0%                6,228    Zeltia, SA                                             43,992
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.3%           217,285    Banco Bilbao Vizcaya, SA                            3,001,095
                                                        13,467    Banco Popular Espanol SA                              803,467
                                                       293,793    Banco Santander Central Hispano SA                  3,479,708
                                                                                                                    ---------------
                                                                                                                      7,284,270
                      -------------------------------------------------------------------------------------------------------------
                      Construction &                     4,896    ACS, Actividades de Construccion y
                      Engineering--0.1%                           Servicios, SA                                         239,000
                                                           662    Acciona SA                                             40,289
                                                         2,428    Fomento de Construcciones y Contratas SA               89,549
                                                         7,548    Grupo Ferrovial, SA                                   264,484
                                                                                                                    ---------------
                                                                                                                        633,322
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    323,337    Telefonica SA                                       4,747,273
                      Services--0.9%                     1,081    Telefonica SA (ADR) (b)                                47,769
                                                                                                                    ---------------
                                                                                                                      4,795,042
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.5%          69,128    Endesa SA                                           1,329,718
                                                        59,526    Iberdrola SA                                        1,176,553
                                                         9,594    Union Electrica Fenosa, SA                            180,190
                                                                                                                    ---------------
                                                                                                                      2,686,461
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.1%               10,404    Gas Natural SDG, SA 'E'                               243,433
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             14,152    NH Hoteles, SA (a)                                    162,619
                      Leisure--0.0%


34      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Spain                 IT Services--0.0%                 16,892    Amadeus Global Travel Distribution SA 'A'         $   109,730
(concluded)                                             15,720    Indra Sistemas, SA                                    201,655
                                                                                                                    ---------------
                                                                                                                        311,385
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                   12,979    Corporacion Mapfre SA                                 183,847
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        3,173    Antena 3 Television, SA (a)                           139,839
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.0%              2,745    Acerinox SA                                           129,425
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--0.2%                   69,964    Repsol--YPF, SA                                     1,364,332
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.0%                  4,963    Vallehermoso SA                                        75,121
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.1%            11,949    Industria de Disenso Textil, SA                       242,657
                      -------------------------------------------------------------------------------------------------------------
                      Tobacco--0.1%                     23,779    Altadis (a)                                           674,857
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                    16,075    Autopistas, Concesionaria Espanola SA                 243,112
                      Infrastructure--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Water Utilities--0.0%                 34    Sociedad General de Aguas de Barcelona, SA                496
                                                         3,496    Sociedad General de Aguas de Barcelona, SA (a)         52,167
                                                                                                                    ---------------
                                                                                                                         52,663
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Spain                       19,444,526
===================================================================================================================================
Sweden                Airlines--0.0%                     1,680    SAS AB (a)                                             15,937
                      -------------------------------------------------------------------------------------------------------------
                      Auto Components--0.0%             11,597    Trelleborg AB 'B'                                     188,574
                      -------------------------------------------------------------------------------------------------------------
                      Building Products--0.1%           29,631    Assa Abloy AB 'B'                                     352,098
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.5%           158,820    Nordbanken Holding AB                               1,191,928
                                                        41,519    Skandinaviska Enskilda Banken (SEB) 'A'               611,651
                                                        45,462    Svenska Handelsbanken AB                              928,789
                                                                                                                    ---------------
                                                                                                                      2,732,368
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &             28,878    Securitas AB 'B'                                      389,305
                      Supplies--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Communications                 1,082,901    Telefonaktiebolaget LM Ericsson AB 'B' (a)          1,941,465
                      Equipment--0.4%                    1,407    Telefonaktiebolaget LM Ericsson
                                                                  (Sponsored ADR) (a)(b)                                 24,904
                                                                                                                    ---------------
                                                                                                                      1,966,369
                      -------------------------------------------------------------------------------------------------------------
                      Construction &                    28,123    Skanska AB 'B'                                        248,191
                      Engineering--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial              1,010    OM Gruppen AB                                          12,563
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication      5,553    Tele2 AB 'B' (a)                                      296,353
                      Services--0.1%                    65,817    Telia AB                                              343,936
                                                                                                                    ---------------
                                                                                                                        640,289
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &            2,151    Getinge AB 'B'                                         20,627
                      Supplies--0.0%                       850    Nobel Biocare Holding AG                               82,929
                                                                                                                    ---------------
                                                                                                                        103,556
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &            4,167    Gambro AB 'A'                                          34,458
                      Services--0.0%                     3,981    Gambro AB 'B'                                          32,920
                                                                                                                    ---------------
                                                                                                                         67,378
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.1%          25,494    Electrolux AB 'B'                                     559,817
                      -------------------------------------------------------------------------------------------------------------
                      IT Services--0.0%                  4,275    WM--Data AB 'B' (a)                                     9,209
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                   80,836    Skandia Forsakrings AB                                294,345


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     35

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Sweden                Machinery--0.4%                   11,276    Alfa Laval AB                                     $   171,601
(concluded)                                             10,541    Atlas Copco AB 'A'                                    377,233
                                                         2,672    Atlas Copco AB 'B'                                     87,082
                                                         8,620    SKF AB 'B'                                            333,045
                                                        18,995    Sandvik AB                                            654,700
                                                         3,880    Volvo AB 'A'                                          113,780
                                                        19,796    Volvo AB 'B'                                          605,273
                                                                                                                    ---------------
                                                                                                                      2,342,714
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        5,819    Eniro AB                                               55,802
                                                         2,810    Modern Times Group MTG AB 'B' (a)                      59,166
                                                                                                                    ---------------
                                                                                                                        114,968
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.1%        277    Billerud                                                4,177
                                                           945    Holmen AB 'B'                                          33,556
                                                        16,415    Svenska Cellulosa AB (SCA) 'B'                        670,717
                                                                                                                    ---------------
                                                                                                                        708,450
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.0%                 11,038    Drott AB 'B'                                          209,399
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.2%            38,616    Hennes & Mauritz AB 'B'                               917,729
                      -------------------------------------------------------------------------------------------------------------
                      Tobacco--0.1%                     34,658    Swedish Match AB                                      354,032
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Sweden                      12,227,291
===================================================================================================================================
Switzerland           Biotechnology--0.1%                  415    Serono SA 'B'                                         295,961
                      -------------------------------------------------------------------------------------------------------------
                      Building Products--0.0%               53    Geberit AG (Registered Shares)                         26,055
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--1.7%             89,468    Credit Suisse Group                                 3,273,440
                                                        88,833    UBS AG (Registered Shares)                          6,083,812
                                                                                                                    ---------------
                                                                                                                      9,357,252
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.4%                    6,377    Ciba Specialty Chemicals AG (Registered Shares)       493,454
                                                         5,516    Clariant AG (Registered Shares) (a)                    81,396
                                                           632    Givaudan (Registered Shares)                          328,073
                                                         5,078    Lonza Group AG (Registered Shares)                    291,931
                                                         9,410    Syngenta AG                                           633,801
                                                                                                                    ---------------
                                                                                                                      1,828,655
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &              9,197    Adecco SA (Registered Shares)                         591,196
                      Supplies--0.1%                       211    SGS Societe Generale de Surveillance
                                                                  Holding SA 'R'                                        132,392
                                                                                                                    ---------------
                                                                                                                        723,588
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--0.0%      4,597    Logitech International SA (Registered
                                                                  Shares) (a)                                           198,860
                      -------------------------------------------------------------------------------------------------------------
                      Construction Materials--0.1%      13,268    Holcim Ltd. (Registered Shares)                       617,940
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication      1,961    Swisscom AG (Registered Shares)                       646,928
                      Services--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.1%       140,822    ABB Ltd. (a)                                          713,931
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &             1,763    Kudelski SA (Bearer) (a)                               58,232
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--1.4%               30,278    Nestle SA (Registered Shares)                       7,564,910
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &              225    Synthes--Stratec Inc.                                 222,680
                      Supplies--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                 35    Kuoni Reisen Holding AG                                11,716
                      Leisure--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.6%                   25,321    Swiss Re (Registered Shares)                        1,709,564
                                                         9,957    Zurich Financial Services AG                        1,433,067
                                                                                                                    ---------------
                                                                                                                      3,142,631
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                      133    Sulzer AG (Registered Shares)                          35,811


36      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
Switzerland           Pharmaceuticals--2.5%            178,523    Novartis AG (Registered Shares)                   $ 8,105,168
(concluded)                                             53,046    Roche Holding AG                                    5,350,708
                                                         1,683    Roche Holding AG (Bearer)                             233,381
                                                                                                                    ---------------
                                                                                                                     13,689,257
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                     444    Unaxis Holding AG 'R'                                  62,916
                      Semiconductor Equipment--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &               38,662    Compagnie Financiere Richemont AG 'A'                 928,451
                      Luxury Goods--0.2%                 2,838    Swatch Group AG 'B'                                   340,767
                                                         2,276    Swatch Group AG (Registered Shares)                    54,289
                                                                                                                    ---------------
                                                                                                                      1,323,507
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Switzerland                 40,520,830
===================================================================================================================================
United Kingdom        Aerospace & Defense--0.2%        247,638    BAE Systems PLC                                       745,868
                                                         3,528    Cobham PLC                                             73,704
                                                       130,020    Rolls-Royce Group PLC                                 412,559
                                                                                                                    ---------------
                                                                                                                      1,232,131
                      -------------------------------------------------------------------------------------------------------------
                      Air Freight & Logistics--0.1%     28,554    Ocean Group PLC                                       377,491
                      -------------------------------------------------------------------------------------------------------------
                      Airlines--0.0%                    56,417    British Airways PLC (a)                               234,813
                      -------------------------------------------------------------------------------------------------------------
                      Auto Components--0.0%             53,109    GKN PLC                                               253,845
                      -------------------------------------------------------------------------------------------------------------
                      Automobiles--0.0%                  1,025    TI Automotive Limited 'A' (a)                               0
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.6%                  217,167    Diageo PLC                                          2,857,399
                                                        53,098    Scottish & Newcastle PLC                              359,540
                                                                                                                    ---------------
                                                                                                                      3,216,939
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.0%               22,849    Celltech Group PLC (a)                                154,614
                      -------------------------------------------------------------------------------------------------------------
                      Building Products--0.0%           53,235    Pilkington PLC                                         91,249
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.3%             42,212    3i Group PLC                                          466,619
                                                        59,627    Amvescap PLC                                          433,103
                                                         2,797    Close Brothers Group PLC                               36,752
                                                        23,228    Man Group PLC                                         607,508
                                                         4,105    Schroders PLC                                          46,443
                                                                                                                    ---------------
                                                                                                                      1,590,425
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--0.2%                   42,591    BOC Group PLC                                         650,745
                                                        77,044    Imperial Chemical Industries PLC                      274,462
                                                                                                                    ---------------
                                                                                                                        925,207
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--5.2%           464,282    Barclays PLC                                        4,141,130
                                                       270,818    HBOS PLC                                            3,507,566
                                                       757,122    HSBC Holdings PLC                                  11,900,087
                                                         4,900    HSBC Holdings PLC (ADR) (b)                           386,218
                                                       381,951    Lloyds TSB Group PLC                                3,063,200
                                                         2,530    Lloyds TSB Group PLC (ADR) (b)                         82,351
                                                       198,926    Royal Bank of Scotland Group PLC                    5,861,532
                                                                                                                    ---------------
                                                                                                                     28,942,084
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &             31,990    Brambles Industries PLC                               116,538
                      Supplies--0.3%                    45,055    Bunzl PLC                                             344,196
                                                        64,682    Capita Group PLC                                      281,371
                                                       153,608    Hays PLC                                              329,978
                                                       112,491    Rentokil Initial PLC                                  382,614
                                                         2,405    Serco Group PLC                                         7,405
                                                                                                                    ---------------
                                                                                                                      1,462,102
                      -------------------------------------------------------------------------------------------------------------
                      Construction &                    18,532    AMEC PLC                                               86,255
                      Engineering--0.0%                 30,308    BICC PLC                                              118,549
                                                                                                                    ---------------
                                                                                                                        204,804


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     37

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
United Kingdom        Construction Materials--0.2%      24,591    BPB PLC                                           $   152,755
(continued)                                             65,536    Hanson PLC                                            481,303
                                                        27,241    RMC Group PLC                                         340,139
                                                                                                                    ---------------
                                                                                                                        974,197
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.1%             7,713    Cattles PLC                                            46,151
                                                        27,106    Provident Financial PLC                               315,648
                                                                                                                    ---------------
                                                                                                                        361,799
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.1%      51,551    Rexam PLC                                             394,745
                      -------------------------------------------------------------------------------------------------------------
                      Distributors--0.0%                 2,786    Grafton Group PLC (Units)                              19,152
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication    619,292    BT Group PLC                                        2,086,989
                      Services--0.5%                       900    BT Group PLC (ADR) (b)                                 30,798
                                                       199,338    Cable & Wireless PLC                                  476,388
                                                                                                                    ---------------
                                                                                                                      2,594,175
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.3%          70,358    Scottish and Southern Energy PLC                      847,653
                                                       145,245    ScottishPower PLC                                     967,889
                                                           993    ScottishPower PLC (ADR) (b)                            26,990
                                                                                                                    ---------------
                                                                                                                      1,842,532
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.0%        21,146    Kidde PLC                                              40,315
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &            18,858    Electrocomponents PLC                                 109,716
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.8%    64,828    Boots Group PLC                                       801,919
                                                       121,991    J Sainsbury PLC                                       682,991
                                                        61,840    Safeway PLC                                           314,396
                                                       508,579    Tesco PLC                                           2,346,642
                                                                                                                    ---------------
                                                                                                                      4,145,948
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.6%              163,625    Cadbury Schweppes PLC                               1,201,678
                                                        16,627    Tate & Lyle PLC                                        92,718
                                                       206,940    Unilever PLC                                        1,929,139
                                                                                                                    ---------------
                                                                                                                      3,223,535
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.2%              280,287    Centrica PLC                                        1,058,705
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &           57,488    Nycomed Amersham PLC                                  787,793
                      Supplies--0.2%                     3,902    Seton Scholl Healthcare Group PLC                      23,051
                                                        76,015    Smith & Nephew PLC                                    638,548
                                                                                                                    ---------------
                                                                                                                      1,449,392
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &            6,950    Alliance Unichem PLC                                   64,572
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &             10,260    Carnival PLC                                          413,440
                      Leisure--0.7%                    143,144    Compass Group PLC                                     973,748
                                                         6,905    Enterprise Inns PLC                                   125,340
                                                       139,555    Hilton Group PLC                                      561,481
                                                        54,538    InterContinental Hotels Group PLC                     516,469
                                                        59,088    Mitchells & Butlers PLC                               237,997
                                                        61,262    Rank Group PLC                                        306,249
                                                        14,274    Whitbread PLC                                         183,723
                                                        41,924    William Hill PLC                                      320,465
                                                                                                                    ---------------
                                                                                                                      3,638,912
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.3%          25,956    Barratt Developments PLC                              252,306
                                                         1,852    The Berkeley Group PLC                                 29,175
                                                        41,012    George Wimpey PLC                                     274,032
                                                        70,475    MFI Furniture Group PLC                               190,503
                                                        30,369    Persimmon PLC                                         291,941
                                                        64,362    Taylor Woodrow PLC                                    307,631
                                                                                                                    ---------------
                                                                                                                      1,345,588


38      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
United Kingdom        Household Products--0.2%          39,375    Reckitt Benckiser PLC                             $   890,958
(continued)           -------------------------------------------------------------------------------------------------------------
                      IT Services--0.1%                 68,362    Logica PLC                                            313,594
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--0.1%     9,108    FKI PLC                                                17,446
                                                        48,442    Smiths Industries PLC                                 573,209
                                                        49,452    Tomkins PLC                                           236,809
                                                                                                                    ---------------
                                                                                                                        827,464
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.7%                  166,073    AVIVA PLC                                           1,457,493
                                                        77,344    Friends Provident PLC                                 182,764
                                                       417,796    Legal & General Group PLC                             749,788
                                                       157,248    Prudential Corporation PLC                          1,329,373
                                                       250,361    Royal & Sun Alliance Insurance Group PLC              395,522
                                                                                                                    ---------------
                                                                                                                      4,114,940
                      -------------------------------------------------------------------------------------------------------------
                      Internet & Catalog Retail--0.2%   79,508    The Great Universal Stores PLC                      1,100,933
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                   11,268    IMI PLC                                                68,028
                                                       127,264    Invensys PLC (a)                                       41,577
                                                                                                                    ---------------
                                                                                                                        109,605
                      -------------------------------------------------------------------------------------------------------------
                      Media--1.1%                       75,089    Aegis Group PLC                                       132,740
                                                        84,368    British Sky Broadcasting Group PLC ("BSkyB") (a)    1,061,751
                                                        38,415    Carlton Communications PLC                            158,168
                                                        13,386    Daily Mail and General Trust 'A'                      157,916
                                                        23,009    EMAP PLC                                              352,995
                                                        79,366    EMI Group PLC                                         225,547
                                                       231,571    Granada PLC                                           505,747
                                                        61,367    Pearson PLC                                           683,306
                                                       102,968    Reed Elsevier NV                                      861,274
                                                       118,189    Reuters Group PLC                                     497,204
                                                        32,987    United Business Media PLC                             289,353
                                                        92,877    WPP Group PLC                                         911,957
                                                        44,342    Yell Group PLC                                        242,106
                                                                                                                    ---------------
                                                                                                                      6,080,064
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.7%            189,602    Billiton PLC                                        1,656,351
                                                        10,644    Johnson Matthey PLC                                   186,923
                                                        73,401    Rio Tinto PLC (Registered Shares)                   2,027,485
                                                                                                                    ---------------
                                                                                                                      3,870,759
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities &                120,985    International Power PLC (a)                           267,478
                      Unregulated Power--0.4%          223,473    National Grid Group PLC                             1,601,202
                                                        51,067    United Utilities PLC                                  452,975
                                                         8,249    United Utilities PLC 'A' (a)                           44,965
                                                                                                                    ---------------
                                                                                                                      2,366,620
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.3%           183,509    Marks & Spence Group PLC                              949,391
                                                        24,093    Next PLC                                              484,351
                                                                                                                    ---------------
                                                                                                                      1,433,742
                      -------------------------------------------------------------------------------------------------------------
                      Oil & Gas--3.5%                  258,589    BG Group PLC                                        1,327,404
                                                     1,564,903    BP Amoco PLC                                       12,690,402
                                                         3,849    BP Amoco PLC (ADR) (b)                                189,948
                                                       685,809    Shell Transport & Trading Company                   5,101,101
                                                                                                                    ---------------
                                                                                                                     19,308,855
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--2.8%            121,778    AstraZeneca Group PLC                               5,842,428
                                                           800    Glaxo Wellcome PLC (ADR) (b)                           37,296
                                                       426,044    GlaxoSmithKline PLC (a)                             9,762,345
                                                                                                                    ---------------
                                                                                                                     15,642,069


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     39

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Common Stocks                                   (in U.S. dollars)
===================================================================================================================================
United Kingdom        Real Estate--0.3%                 44,958    The British Land Company PLC                      $   470,013
(concluded)                                             50,795    Canary Wharf Group PLC (a)                            243,467
                                                        11,899    Hammerson PLC                                         137,924
                                                        39,255    Land Securities Group PLC                             697,102
                                                         9,912    Liberty International PLC                             121,103
                                                        18,432    Slough Estates PLC                                    144,935
                                                                                                                    ---------------
                                                                                                                      1,814,544
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.0%                 36,196    FirstGroup PLC                                        177,218
                                                        34,620    Stagecoach Holdings PLC                                48,650
                                                                                                                    ---------------
                                                                                                                        225,868
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors &                 105,247    ARM Holdings PLC (a)                                  242,104
                      Semiconductor Equipment--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.1%                    27,041    Misys PLC                                             102,503
                                                       107,224    The Sage Group PLC                                    337,347
                                                                                                                    ---------------
                                                                                                                        439,850
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.3%           169,820    Dixons Group PLC                                      422,565
                                                       185,732    Kingfisher PLC                                        925,980
                                                        24,040    Kesa Electricals PLC                                  110,708
                                                        79,661    Signet Group PLC                                      146,883
                                                                                                                    ---------------
                                                                                                                      1,606,136
                      -------------------------------------------------------------------------------------------------------------
                      Tobacco--0.5%                    107,342    British American Tobacco PLC                        1,479,620
                                                        57,489    Imperial Tobacco Group PLC                          1,132,054
                                                                                                                    ---------------
                                                                                                                      2,611,674
                      -------------------------------------------------------------------------------------------------------------
                      Trading Companies &               46,322    Wolseley PLC                                          655,095
                      Distributors--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Transportation                    11,911    Associated British Ports Holdings PLC                  95,738
                      Infrastructure--0.2%              88,730    BAA PLC                                               788,244
                                                        12,221    BBA Group PLC                                          54,584
                                                        35,201    The Peninsular and Oriental Steam
                                                                  Navigation Company                                    144,935
                                                                                                                    ---------------
                                                                                                                      1,083,501
                      -------------------------------------------------------------------------------------------------------------
                      Water Utilities--0.1%             17,147    Kelda Group PLC                                       143,963
                                                        32,272    Severn Trent PLC                                      432,710
                                                                                                                    ---------------
                                                                                                                        576,673
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication     4,779,923    Vodafone Group PLC                                 11,851,148
                      Services--2.2%                    12,490    Vodafone Group PLC (ADR) (b)                          312,750
                                                                                                                    ---------------
                                                                                                                     12,163,898
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the United Kingdom         137,427,933
===================================================================================================================================
United States         Capital Markets--0.1%              2,000    I Shares MSCI EAFE Index Fund                         273,020
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--0.0%     70,000    Datacraft Asia Limited                                 88,200
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the United States              361,220
                      =============================================================================================================
                                                                  Total Investments in Common Stocks
                                                                  (Cost--$478,561,797)--95.8%                       530,280,961
                      =============================================================================================================


40      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Schedule of Investments (continued)            Master International Index Series

                                                                                                                        Value
Country               Industry*                    Shares Held    Preferred Stocks                                (in U.S. dollars)
===================================================================================================================================
Australia             Media--0.2%                      128,437    The News Corporation Limited                      $   967,709
                                                           760    The News Corporation Limited
                                                                  (Convertible) (ADR) (b)                                22,990
                                                                                                                    ---------------
                                                                                                                        990,699
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Preferred Stocks in Australia                   990,699
===================================================================================================================================
Germany               Automobiles--0.1%                    760    Porsche AG                                            451,053
                                                         5,476    Volkswagen AG                                         198,581
                                                                                                                    ---------------
                                                                                                                        649,634
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &              542    Fresenius Medical Care AG                              27,312
                      Services--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Household Products--0.1%           3,170    Henkel KGaA                                           247,906
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.0%                        4,900    ProSieben Sat.1 Media AG                               81,893
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities &                  2,033    RWE AG                                                 71,673
                      Unregulated Power--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Preferred Stocks in Germany                   1,078,418
===================================================================================================================================
New Zealand           Paper & Forest Products--0.0%     18,827    Fletcher Challenge Forests Ltd. (a)                    16,811
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Preferred Stocks in New Zealand                  16,811
                      =============================================================================================================
                                                                  Total Investments in Preferred Stocks
                                                                  (Cost--$1,816,921)--0.4%                            2,085,928
                      =============================================================================================================

                                                                  Warrants (c)
===================================================================================================================================
France                Electrical Equipment--0.0%        13,495    Alstom                                                    511
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.0%       133    Casino Guichard--Perrach SA                                91
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Warrants in France                                  602
===================================================================================================================================
Hong Kong             Electronic Equipment &               600    QPL International Holdings Limited                          1
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Warrants in Hong Kong                                 1
                      =============================================================================================================
                                                                  Total Investments in Warrants
                                                                  (Cost--$19,521)--0.0%                                     603
                      =============================================================================================================


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     41

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)            Master International Index Series

                                                    Beneficial                                                         Value
                                                      Interest    Short-Term Securities                          (in U.S. dollars)
==================================================================================================================================
                                                  US$9,920,757    Merrill Lynch Liquidity Series, LLC Cash
                                                                  Sweep Series I (d)                               $  9,920,757
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Investments in Short-Term Securities
                                                                  (Cost--$9,920,757)--1.8%                            9,920,757
==================================================================================================================================
                      Total Investments (Cost--$490,318,996)--98.0%                                                 542,288,249

                      Variation Margin on Financial Futures Contracts***--0.2%                                          875,496

                      Unrealized Appreciation on Forward Foreign Exchange Contracts**--0.1%                             532,884

                      Other Assets Less Liabilities--1.7%                                                             9,432,341
                                                                                                                   ------------
                      Net Assets--100%                                                                             $553,128,970
                                                                                                                   ============

(a)   Non-income producing security.
(b)   American Depositary Receipts (ADR).
(c) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                                        Net              Interest
      Affiliate                                                                      Activity             Income
      -----------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                       $5,831,683            $68,538
      -----------------------------------------------------------------------------------------------------------

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Forward foreign exchange contracts as of December 31, 2003 were as follows:

      -----------------------------------------------------------------------------------------------------------
      Foreign                                                                                        Unrealized
      Currency                                                                     Settlement       Appreciation
      Purchased                                                                       Date         (Depreciation)
      -----------------------------------------------------------------------------------------------------------
      CHF     1,500,000                                                           January 2004          $ 54,669
      (euro)  4,290,000                                                           January 2004           296,574
      HK$        40,000                                                           January 2004                (2)
      (pound) 1,940,000                                                           January 2004           127,011
      SEK     1,000,000                                                           January 2004             3,370
      (Y)   415,000,000                                                           January 2004            51,262
      -----------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net
      (US$ Commitment--$13,578,596)                                                                     $532,884
                                                                                                        ========

*** Financial futures contracts purchased as of December 31, 2003 were as follows:

      -----------------------------------------------------------------------------------------------------------
      Number of                                                 Expiration                           Unrealized
      Contracts       Issue                Exchange                Date           Face Value       Gains (Losses)
      -----------------------------------------------------------------------------------------------------------
         221          EURO                 DJ EURO STOXX 50     March 2004       $7,530,992           $159,954
          67          FTSE                 LIFFE                March 2004       $5,233,890            123,236
          10          HANG SENG            Hong Kong          January 2004       $  804,073              9,725
           1          IBEX 35 PLUS         MEFF               January 2004       $   94,644              2,385
           2          MIB 30               MSE                  March 2004       $  345,807             (7,424)
          34          OMX                  Stockholm          January 2004       $  293,631              7,903
          24          SPI 200              Sydney               March 2004       $1,469,545             23,190
          68          TOPIX                Tokyo                March 2004       $6,322,991            307,596
      -----------------------------------------------------------------------------------------------------------
      Total Unrealized Gains--Net                                                                     $626,565
                                                                                                      ========

      See Notes to Financial Statements.


42      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Statement of Assets and Liabilities            Master International Index Series

As of December 31, 2003
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of $38,710,300)
                     (identified cost--$490,318,996) .................................                      $ 542,288,249
                   Cash held as collateral for loaned securities .....................                         40,553,857
                   Cash on deposit for financial futures contracts ...................                          1,980,200
                   Foreign cash (cost--$6,820,303) ...................................                          7,028,256
                   Unrealized appreciation on forward foreign exchange contracts .....                            533,016
                   Receivables:
                      Variation margin ...............................................    $     875,496
                      Contributions ..................................................          868,854
                      Dividends ......................................................          495,009
                      Securities sold ................................................           92,492
                      Forward foreign exchange contracts .............................           74,070
                      Interest .......................................................           17,791         2,423,712
                                                                                          -------------
                   Prepaid expenses and other assets .................................                                940
                                                                                                            -------------
                   Total assets ......................................................                        594,808,230
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .........................                         40,553,857
                   Unrealized depreciation on forward foreign exchange contracts .....                                132
                   Payables:
                      Withdrawals ....................................................        1,095,007
                      Other affiliates ...............................................            2,054
                      Investment adviser .............................................              745
                      Forward foreign exchange contracts .............................              301         1,098,107
                                                                                          -------------
                   Accrued expenses and other liabilities ............................                             27,164
                                                                                                            -------------
                   Total liabilities .................................................                         41,679,260
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                      $ 553,128,970
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                   Investors' capital ................................................                      $ 499,731,665
                   Unrealized appreciation on investments and foreign currency
                     transactions--net ...............................................                         53,397,305
                                                                                                            -------------
                   Net Assets ........................................................                      $ 553,128,970
                                                                                                            =============

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     43

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                        Master International Index Series

For the Year Ended December 31, 2003
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $523,812 foreign withholding tax) ...............                      $   4,743,131
                   Interest ..........................................................                            102,643
                   Securities lending--net ...........................................                             84,428
                                                                                                            -------------
                   Total income ......................................................                          4,930,202
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                   Professional fees .................................................    $      88,300
                   Custodian fees ....................................................           54,755
                   Accounting services ...............................................           31,856
                   Investment advisory fees ..........................................           21,203
                   Trustees' fees and expenses .......................................            2,763
                   Printing and shareholder reports ..................................            2,175
                   Other .............................................................           14,626
                                                                                          -------------
                   Total expenses before waiver ......................................          215,678
                   Waiver of expenses ................................................          (17,696)
                                                                                          -------------
                   Total expenses after waiver .......................................                            197,982
                                                                                                            -------------
                   Investment income--net ............................................                          4,732,220
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) from:
                      Investments--net ...............................................       (2,237,884)
                      Foreign currency transactions--net .............................        1,391,706          (846,178)
                                                                                          -------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ...............................................       78,574,573
                      Foreign currency transactions--net .............................          561,411        79,135,984
                                                                                          -------------------------------
                   Total realized and unrealized gain on investments and
                     foreign currency transactions--net ..............................                         78,289,806
                                                                                                            -------------
                   Net Increase in Net Assets Resulting from Operations ..............                      $  83,022,026
                                                                                                            =============

      See Notes to Financial Statements.


44      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Statements of Changes in Net Assets            Master International Index Series

                                                                                                 For the Year Ended
                                                                                                    December 31,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2003              2002
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $   4,732,220     $   4,256,606
                   Realized loss on investments and foreign currency transactions--net         (846,178)      (15,497,931)
                   Change in unrealized appreciation/depreciation on investments
                     and foreign currency transactions--net ..........................       79,135,984       (23,022,788)
                                                                                          -------------------------------
                   Net increase (decrease) in net assets resulting from operations ...       83,022,026       (34,264,113)
                                                                                          -------------------------------
=========================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions .......................................      364,659,614        85,092,571
                   Fair value of withdrawals .........................................      (61,373,002)      (79,519,958)
                                                                                          -------------------------------
                   Net increase in net assets derived from capital transactions ......      303,286,612         5,572,613
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................      386,308,638       (28,691,500)
                   Beginning of year .................................................      166,820,332       195,511,832
                                                                                          -------------------------------
                   End of year .......................................................    $ 553,128,970     $ 166,820,332
                                                                                          ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     45

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                           Master International Index Series

                                                                                                                     For the Period
                                                                                                                      December 30,
                                                                          For the Year Ended December 31,               1999+ to
The following ratios have been derived                         ----------------------------------------------------   December 31,
from information provided in the financial statements.           2003          2002           2001           2000         1999
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ................       38.97%       (15.81%)       (21.77%)           --           --
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ................         .09%          .08%           .08%           .08%         .08%*
                                                               ====================================================================
                   Expenses ...............................         .10%          .16%           .39%          1.34%         .63%*
                                                               ====================================================================
                   Investment income--net .................        2.23%         2.21%          1.20%          1.55%        2.14%*
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $553,129      $166,820       $195,512       $ 15,763     $ 10,054
                                                               ====================================================================
                   Portfolio turnover .....................        8.55%        19.52%         30.19%          5.89%         .00%
                                                               ====================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


46      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Notes to Financial Statements                  Master International Index Series

1. Significant Accounting Policies:

Master International Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     47

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)      Master International Index Series

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


48      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Notes to Financial Statements (continued)      Master International Index Series

(d) Income taxes -- The Series is classified as a partnership for Federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. Effective January 1, 2003, the limit was increased from .08% to .12%. This arrangement expires December 31, 2004 and is renewable. For the year ended December 31, 2003, FAM earned fees of $21,203, of which $17,696 was waived.

For the year ended December 31, 2003, the Series reimbursed FAM $3,886 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     49

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)      Master International Index Series

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $315,970,788 and $16,650,300, respectively.

Net realized gains (losses) for the year ended December 31, 2003 and unrealized gains as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Investments:
  Long-term .............................        $(2,680,681)        $51,969,253
  Financial futures contracts ...........            442,797             626,565
                                                 -------------------------------
Total investments .......................         (2,237,884)         52,595,818
                                                 -------------------------------
Currency transactions:
  Forward foreign exchange
    contracts ...........................            913,418             532,884
  Foreign currency transactions .........            478,288             268,603
                                                 -------------------------------
Total currency transactions .............          1,391,706             801,487
                                                 -------------------------------
Total ...................................        $  (846,178)        $53,397,305
                                                 ===============================

As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $47,799,512, of which $60,757,052 related to appreciated securities and $12,957,540 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $494,488,737.

4. Short-Term Borrowings:

The Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Series may borrow under the credit agreement to fund shareholders redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of ..09% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year at the same terms. The Series did not borrow under the credit agreement during the year ended December 31, 2003.


50      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Independent Auditors' Report                   Master International Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of the Quantitative Master Series Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     51

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held with    of Time                                                        Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2000 to  President and Chairman of the Merrill Lynch Invest-   123 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               160 Portfolios
            08543-9011     Director/    and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63        Trustee      1997 to  1999; Chairman (Americas Region) of MLIM from
                                        present  2000 to 2002; Executive Vice President of FAM
                                                 and MLIM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal, or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  Manager of The Burton Partnership, Limited            23 Funds        ITC Delta-
Burton      Princeton, NJ  Trustee      present  Partnership since 1979; Managing General Partner      36 Portfolios   Com, Inc.,
            08543-9095                           of the South Atlantic Venture Funds, Limited                          ITC
            Age: 59                              Partnerships and Chairman of South Atlantic                           Financial
                                                 Private Equity Fund IV, Limited Partnership since                     Services,
                                                 1983; Member of the Investment Advisory Council                       Knology,
                                                 of the Florida State Board of Administration                          Inc.,
                                                 since 2001.                                                           PriCare,
                                                                                                                       Inc.,
                                                                                                                       Symbion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director/    2000 to  James R. Williston Professor of Investment            24 Funds        Cambridge
Crum        Princeton, NJ  Trustee      present  Management Emeritus, Harvard Business                 37 Portfolios   Bancorp
            08543-9095                           School since 1996; Chairman and Director of
            Age: 71                              Phaeton International, Ltd. from 1985 to present;
                                                 Director of Cambridge Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since         36 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------


52      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

Officers and Directors/Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held with    of Time                                                        Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments since 1993         23 Funds        None
Walsh       Princeton, NJ  Trustee      present  and employed in various capacities therewith from     36 Portfolios
            08543-9095                           1971 to 1992; Director of the National Audubon
            Age: 62                              Society since 2000; Director of the American
                                                 Museum of Fly Fishing since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    2000 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       36 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 62                              Director of BTG International, PLC since 2001;                        Inc.
                                                 Director of KIMC Investment, Inc. since 2003;
                                                 Director of Osmotica Holdings Corp. AVV since 2003.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held with    of Time
Name        Address & Age  Fund/Trust   Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard     P.O. Box 9011  Vice         1999 to  Managing Director and Head of Global Index and Enhanced Index products for Merrill
Vella       Princeton, NJ  President    present  Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global
            08543-9011                           Index and Enhanced Index business at Bankers Trust from 1984 to 1999.
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003     53

[LOGO] Merrill Lynch Investment Managers

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


54      MERRILL LYNCH INTERNATIONAL INDEX FUND          DECEMBER 31, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 2 -- 12/03

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees - 2003 -- $41,000       2002 -- $48,900

         (b) Audit-Related Fees - 2003 -- $0    2002 -- $0

         (c) Tax Fees - 2003 -- $21,700         2002 -- $26,900
                        The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - 2003 -- $0        2002 -- $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) N/A

         (g) 2003 -- $18,690,437        2002 -- $17,012,158

         (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch International Index Fund and Master International Index Series


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Index Fund and Master International Index Series

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Index Fund and Master International Index Series

        Date: February 23, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch International Index Fund and Master International Index Series

        Date: February 23, 2004